                                                        Registration No. 2-89972

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                          [ ]

                         Pre-Effective Amendment No.                  [ ]

                      Post-Effective Amendment No. 29                 [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                      [ ]

                              Amendment No. 5                         [X]

                        (Check appropriate box or boxes.)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
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                               (Name of Depositor)

                720 East Wisconsin Avenue, Milwaukee, Wisconsin         53202
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              (Address of Depositor's Principal Executive Offices)    (Zip Code)

Depositor's Telephone Number, including Area Code 414-271-1444
         ROBERT J. BERDAN, Vice President, General Counsel and Secretary
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate space)

[ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
[X]     on April 29, 2005 pursuant to paragraph (b) of Rule 485
[ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]     on (DATE) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  Prospectus

                                April 29, 2005

                                 Variable Life
                                  Whole Life
                              Extra Ordinary Life
                              Single Premium Life

           Issued by The Northwestern Mutual Life Insurance Company and Northwestern Mutual Variable Life Account



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You may choose to invest your Net Premiums in up to six divisions at any time, each of which invests in one of the corresponding portfolios/funds listed below:


Northwestern Mutual
Series Fund, Inc.
Small Cap Growth Stock     Large Cap Core Stock
  Portfolio                Portfolio
T. Rowe Price Small Cap    Capital Guardian Domestic
  Value Portfolio          Equity Portfolio
Aggressive Growth Stock    T. Rowe Price Equity
  Portfolio                Income Portfolio
International Growth
  Portfolio                Index 500 Stock Portfolio
Franklin Templeton
  International Equity
  Portfolio                Asset Allocation Portfolio
AllianceBernstein Mid Cap
  Value Portfolio          Balanced Portfolio
Index 400 Stock Portfolio  High Yield Bond Portfolio
Janus Capital
  Appreciation Portfolio   Select Bond Portfolio
Growth Stock Portfolio     Money Market Portfolio


Fidelity(R) Variable Insurance Products Fund III

Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund    Core Bond Fund
Aggressive Equity Fund     Real Estate Securities
                           Fund
Non-U.S. Fund


          Please read carefully this prospectus and the accompanying prospectuses for the corresponding portfolios/funds and
              keep them for future reference. These prospectuses
                provide information that you should know before

                          investing in the Policies.


  The Securities and Exchange Commission has not approved or disapproved the

     Policies or determined that this prospectus is accurate or complete.

                 It is a criminal offense to state otherwise.

We no longer issue the three Policies described in this prospectus. The Variable CompLife Policy we currently offer is described in a separate prospectus.

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[LOGO] Northwestern Mutual

Contents for this Prospectus



                                                            Page
                                                            ----
               Summary of Benefits and Risks...............   1
                Benefits of the Policies...................   1
                  Death Benefit............................   1
                  Access to Your Values....................   1
                  Flexibility..............................   1
                  Tax Benefits.............................   1
                Risks of the Policies......................   1
                  Investment Risk..........................   1
                  Policy for Long-Term Investment..........   1
                  Policy Lapse.............................   1
                  Limitations on Access to Your Values.....   1
                  Adverse Tax Consequences.................   1
               Fee and Expense Tables......................   2
                Transaction Fees...........................   2
                Periodic Charges Other than Fund Operating
                  Expenses.................................   3
                Annual Fund Operating Expenses.............   4
               Northwestern Mutual.........................   6
               The Account.................................   6
               The Funds...................................   6
                Northwestern Mutual Series Fund, Inc.......   6
                Fidelity(R) Variable Insurance Products
                  Fund III.................................   8
                Russell Investment Funds...................   8
               Information About The Policies..............   9
                Premiums...................................   9
                Grace Period...............................  11
                Allocations to the Account.................  11
                Transfers Between Divisions................  11
                  Short Term and Excessive Trading.........  11
                Deductions and Charges.....................  12
                Deductions from Premiums for Whole Life and
                  Extra Ordinary Life Policies.............  12
                Deductions for Single Premium Life Policies  13
                Charges Against the Account Assets.........  13
                Guarantee of Premiums, Deductions and
                  Charges..................................  13


                                                             Page
                                                             ----
               Death Benefit................................  13
                Variable Insurance Amount...................  14
                Whole Life Policy and Single Premium
                  Life Policy...............................  14
                Extra Ordinary Life Policy..................  15
               Cash Value...................................  15
               Annual Dividends.............................  16
               Policy Loans.................................  17
               Extended Term and Paid-Up Insurance..........  17
               Reinstatement................................  17
               Right to Exchange for a Fixed Benefit Policy.  17
               Other Policy Provisions......................  17
                Owner.......................................  17
                Beneficiary.................................  18
                Incontestability............................  18
                Suicide.....................................  18
                Misstatement of Age or Sex..................  18
                Collateral Assignment.......................  18
                Benefit Payment Plans.......................  18
                Deferral of Determination and Payment.......  18
               Voting Rights................................  18
               Substitution of Fund Shares and Other Changes  18
               Reports......................................  18
               Special Policy for Employers.................  18
               Financial Statements.........................  19
               Legal Proceedings............................  19
               Illustrations................................  19
               Tax Treatment of Policy Benefits.............  19
                General.....................................  19
                Life Insurance Qualification................  19
                Tax Treatment of Life Insurance.............  19
                Modified Endowment Contracts................  20
                Other Tax Considerations....................  20

PROSPECTUS


Variable Life


    .  Whole Life
    .  Extra Ordinary Life
    .  Single Premium Life

Summary of Benefits and Risks


The following summary identifies some of the benefits and risks of the three Policies described in this prospectus. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policies.

Benefits of the Policies

Death Benefit The primary benefit of each Policy is the life insurance protection that it provides. For each Policy the death benefit includes a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The Extra Ordinary Life Policy also provides some term insurance during the early Policy years. The death benefit is increased by the amount of any paid-up additions which you have purchased with any dividends that we pay. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy.

Access to Your Values You may surrender your Policy for the Cash Value at any time during the lifetime of the insured. We will permit a partial surrender so long as the Policy that remains meets our regular size requirements. You may borrow up to 90% of your Policy's Cash Value using the Policy as security. The limit is 75% of the Cash Value during the first two Policy years.

Flexibility You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as six divisions at any time. You may transfer accumulated amounts from one division to another as often as four times in a Policy year.

Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy.

Risks of the Policies


Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses.



Policy for Long-Term Investment Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable investment for short-term goals. We have not designed the Policies for frequent trading.


Policy Lapse Your Whole Life or Extra Ordinary Life Policy will lapse unless you pay the premiums when they are due, unless the Policy is continued as extended term insurance or a reduced amount of paid-up insurance.

Limitations on Access to Your Values A partial surrender of your Policy will reduce the death benefit. The Policies include no provision for withdrawal of the Cash Value. For the Single Premium Life Policy we will deduct a surrender charge if you request a surrender or partial surrender of your Policy during the first 10 Policy years.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

                                                       Variable Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Policy. For a more detailed description, see "Deductions and Charges," "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies" and "Deductions for Single Premium Life Policies."

Transaction Fees

This table describes the fees and expenses you will pay when you pay premiums, surrender the Policy or transfer amounts between the Account divisions.

                       ------------------------------------------------------------------------------------------------------
                                                                                                           Maximum Amount
                               Charge            When Charge is Deducted     Current Amount Deducted          Deducted
                       ------------------------------------------------------------------------------------------------------
                       Premium Taxes           When you pay premiums       2% of the basic premium      2% of the basic
                                                                                                        premium
                       ------------------------------------------------------------------------------------------------------
                       Sales Load              When you pay premiums       Year 1: 30% of basic premium Same as the current
                                                                           Years 2-4: 10% of basic      amount
Whole Life and Extra                                                       premium
Ordinary Life Policies                                                     Years 5-on: Not more than 7%
                                                                           of basic premium
                       ------------------------------------------------------------------------------------------------------
                       Charge for Issuance     When you pay                Not more than $5 for each    Same as the current
                       Expenses                premiums--first Policy      $1,000 of insurance          amount
                                               year only
                       ------------------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------------------
                       Administrative Charge   When we issue the Policy    $150                         $150
                       ------------------------------------------------------------------------------------------------------
Single Premium Life    Surrender Charge        When you surrender, or      Not more than 9% of the      Same as the current
Policy                                         partially surrender, the    premium paid for the Policy  amount
                                               Policy during the first ten
                                               Policy years
                       ------------------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------------------
                       Administrative Charge   When you make a partial     Currently waived             The charge will not
                       for Partial Surrender   surrender of the Policy                                  exceed our
                                                                                                        administrative costs.
All Policies           ------------------------------------------------------------------------------------------------------
                       Fee for Transfer of     When you transfer assets    Currently waived             The fee will not
                       Assets                  among the Account                                        exceed our
                                               divisions                                                administrative costs.
                       ------------------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------------------
Whole Life and Extra   Extra Premium for       When you pay premiums       The amount depends on the    Same as current
Ordinary Life Policies Insureds Who Do Not                                 risk classification          amount
                       Qualify as Select Risks
                       ------------------------------------------------------------------------------------------------------

Variable Life Prospectus

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy.

                       ---------------------------------------------------------------------------------------------------------
                                                                                                              Maximum Amount
                              Charge            When Charge is Deducted        Current Amount Deducted           Deducted
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
                       Charge for            Annually, on the Policy        $35                           $35
                       Administrative Costs  anniversary
Whole Life and Extra   ---------------------------------------------------------------------------------------------------------
Ordinary Life Policies Charge for Death      Annually, on the Policy        1 1/2% of the basic premium   1 1/2% of the basic
                       Benefit Guarantee     anniversary                                                  premium
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
                       Charge for Dividends  Annually, on the Policy        Maximum: 17% of the gross     Same as current
                                             anniversary                    annual premium/(a)/           amount
Extra Ordinary Life    ---------------------------------------------------------------------------------------------------------
Policy                 Extra Premium for     Annually, after the expiry     Minimum: $2.18 per $1,000     Minimum: $6.27 per
                       Extra Life Protection of the guaranteed period,      of term insurance/(c)/        $1,000 of term
                                             on the Policy anniversary/(b)/ Maximum: $256.72 per          insurance, without the
                                                                            $1,000 of term insurance/(c)/ current dividend
                                                                                                          Maximum: $1,000 per
                                                                                                          $1,000 of term
                                                                                                          insurance, without the
                                                                                                          current dividend
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
All Policies           Charge for Mortality  Daily                          Annual rate of .50% of the    Annual rate of .50% of
                       and Expense Risks                                    Account assets                the Account Assets
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
All Policies           Charge for Federal    Daily                          Annual rate of .20% of the    A rate which reflects
                       Income Taxes                                         Account assets                that portion of our
                                                                                                          actual tax expenses
                                                                                                          which is fairly
                                                                                                          allocable to the
                                                                                                          Policies
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
All Policies           Cost of Insurance     Calculated at least annually   Minimum: $0.69 per $1,000     Same as current
                                             on the Policy anniversary      of net amount at risk/(d)/    amount, without the
                                                                            Maximum: $1,000 per           current dividend
                                                                            $1,000 of net amount at
                                                                            risk/(d)/
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------
All Policies           Charge for Mortality  Daily                          Annual rate of .85% of the    No maximum
                       and Expense Risks and                                borrowed amount/(e)/          specified
                       Expenses for Loans
                       ---------------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------------

/(a)/The charge for dividends is approximately 7% to 17% of the gross annual premium.
/(b)/After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection, we may reduce the amount of term insurance for the Policy year. This amount is an extra amount of premium you may choose to pay in order to keep the initial amount of insurance inforce. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.
/(c)/Reduced by the estimated year-end dividend.
/(d)/The Policies include no provisions for explicit deductions or charges for the cost of insurance, but this cost is reflected in the table of Cash Values at the front of the Policy and in the table of net single premiums we use to determine the variable insurance amount. The variable insurance amount is used to calculate both the death benefit and the Cash Value. The cost of insurance is based on the insured's attained age, the 1980 CSO Mortality Table and the net insurance amount at risk. The amount you pay for the cost of insurance is effectively reduced by the dividends we currently pay on your policy. You may ask your Northwestern Mutual financial representative for the current dividend amount. Future dividends are not guaranteed.
/(e)/The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 8% or an alternative variable rate you select. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less the charge shown.

                                                       Variable Life Prospectus

Annual Fund Operating Expenses


The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios or Funds offered through Northwestern Mutual Series Fund, Inc., Fidelity(R) Variable Insurance Products Fund III and Russell Investment Funds that are available for investment under the Contract. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2004. More details concerning these fees and expenses are contained in the attached mutual fund prospectuses.



                                                         Total Annual Fund
        Fund Company                                     Operating Expenses
        ------------                                     ------------------
                                                         Minimum   Maximum
                                                         -------   -------
        Northwestern Mutual Series Fund, Inc............  0.20%     0.98%
        Fidelity(R) Variable Insurance Products Fund III  0.96%     0.96%
        Russell Investment Funds........................  0.73%     1.28%



The following table shows total annual operating expenses of each Fund or Portfolio available for investment under the Policy. Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2004, except as otherwise set forth in the notes to the table.



                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.56%     0.01%      --   0.57%          0.57%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.03%      --   0.88%          0.88%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.23%      --   0.98%          0.98%
  Franklin Templeton International Equity Portfolio.   0.66%     0.06%      --   0.72%          0.72%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.04%      --   0.89%          0.89%
  Index 400 Stock Portfolio.........................   0.25%     0.01%      --   0.26%          0.26%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.04%      --   0.84%          0.84%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.43%     0.01%      --   0.44%          0.44%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.61%     0.01%      --   0.62%          0.62%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.04%      --   0.69%          0.69%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.56%     0.08%      --   0.64%          0.64%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.47%     0.03%      --   0.50%          0.50%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.30%

Fidelity(R) VIP Mid Cap Portfolio/(j)/..............   0.57%     0.14%   0.25%   0.96%          0.96%

Russell Investment Funds
  Multi-Style Equity Fund/(k)/......................   0.78%     0.10%      --   0.88%          0.87%
  Aggressive Equity Fund/(l)/.......................   0.95%     0.22%      --   1.17%          1.05%
  Non-U.S. Fund/(m)/................................   0.95%     0.33%      --   1.28%          1.15%
  Core Bond Fund/(n)/...............................   0.60%     0.13%      --   0.73%          0.70%
  Real Estate Securities Fund/(o)/..................   0.85%     0.07%      --   0.92%          0.92%


/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.

Variable Life Prospectus

/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.61% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.56% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA voluntarily waived its management fee for the period from December 2, 2002 through December 31, 2004. Without this waiver, operating expenses would have been higher. This waiver ended on December 31, 2004. Total Net Operating Expenses have been restated in the table for the year ended December 31, 2004, to reflect expenses without the fee waiver.

/(j)/Fidelity(R) VIP Mid Cap Portfolio  Effective February 1, 2005 the
     Portfolio's advisor, Fidelity Management & Research Company ("FMR"), has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of average net assets, exceeds 1.10%. This arrangement may be discontinued by FMR at any time.

/(k)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(l)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(m)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(n)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(o)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

                                                       Variable Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $123.9 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,800 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.


"Northwestern Mutual," "we," "us" and "our" in this prospectus mean The Northwestern Mutual Life Insurance Company.


The Account

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.


Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policies. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account.



The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the three Funds described below.



The Funds



Each of Northwestern Mutual Series Fund, Inc, Fidelity(R) Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company ("Funds"). The Account buys shares of the series of the Funds identified below ("Portfolios") at their respective net asset values without sales charge. You may choose to allocate your purchase payments among up to ten of twenty-four divisions and transfer values from one division to another, each of which corresponds with one of the Portfolios. Amounts you allocate among the divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the corresponding underlying Portfolios.



The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.


Northwestern Mutual Series Fund, Inc.

All of the Series Fund's Portfolios are diversified, except for the Index 400 and Index 500 Stock Portfolios.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which are utilized by MSA in performing its investment advisory functions.

MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600(R) Index"). Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600(R) Index. Equity securities of small companies are selected based on management's belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises.

Variable Life Prospectus

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks, and primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.


International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management's assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.


Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

AllianceBernstein Mid Cap Value Portfolio The investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital; current income is a secondary objective. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 and $10 billion that are determined to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is investment results that approximate the performance of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400(R) Index"). Normally, the Portfolio invests in stocks included in the S&P MidCap 400(R) Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. Normally, the Portfolio invests in equity securities of companies of any market capitalization selected for their growth potential using a "bottom up" approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

Growth Stock Portfolio The investment objective of the Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a "top down" approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Large Cap Core Stock Portfolio The investment objective of the Large Cap Core Stock Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both "growth" and "value" stocks, and may represent high quality companies across all market sectors. The Portfolio seeks a dividend yield of at least 75% of the dividend yield of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Capital Guardian Domestic Equity Portfolio The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

T. Rowe Price Equity Income Portfolio The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management's belief that they are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is investment results that approximate the performance of the S&P 500(R) Index. Normally, the Portfolio invests in stocks included in the S&P 500(R) Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

                                                       Variable Life Prospectus

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. Normally, the Portfolio invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities. The Portfolio is actively managed to capitalize on changing financial markets and economic conditions, following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt; and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Normally, the Portfolio invests in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called "junk bonds."

Select Bond Portfolio The investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders' capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to take advantage of changes in interest rates, credit quality and maturity based on management's outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Money Market Portfolio The investment objective of the Money Market Portfolio is maximum current income consistent with liquidity and stability of capital. Normally, the Portfolio invests in high quality, short term money market instruments that present minimal credit risks as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.




Fidelity(R) Variable Insurance Products Fund III



VIP Mid Cap Portfolio The Fidelity(R) VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio.



The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management & Research Company.



The investment objective of the Fidelity(R) VIP Mid Cap Portfolio is to seek long term growth of capital. Normally, the Portfolio invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks.



Russell Investment Funds



The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.



Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide long term capital growth. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines large and medium capitalization stocks as stocks of the largest 1,000 companies in the U.S.



Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide long term capital growth. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies, most of which are U.S. based. While market

Variable Life Prospectus
capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the U.S. The Portfolio's investments may include companies that have been publicly traded for less than five years and smaller companies such as companies not listed in the Russell 2000(R) Index.



Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide long term capital growth. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the U.S. and in depositary receipts, which represent ownership of securities of non-U.S. companies. The Portfolio's investments span most of the developed nations of the world (particularly
Europe and the Far East) to maintain a high degree of diversification among countries and currencies, and the Portfolio may invest up to approximately 5% of its net assets in emerging markets. This Portfolio may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Portfolio with investments in U.S. equity funds.



Core Bond Fund The investment objective of the Core Bond Fund is to provide current income and the preservation of capital. The Core Bond Fund invests primarily in fixed- income securities. In particular, the Portfolio holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Portfolio also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations ("Yankee bonds"). The Portfolio may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The Portfolio may invest in derivatives as a substitute for holding physical securities or to implement its investment strategies.



Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to provide current income and long term capital growth. The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio may also invest in equity securities of other types of real estate-related companies. The Portfolio invests in companies which are predominantly U.S. based.

--------------------------------------------------------------------------------

Information About the Policies

As of the date of this prospectus, we are no longer offering the Policies for sale.

Premiums

For Whole Life Policies and Extra Ordinary Life Policies, premiums are level, fixed and payable in advance during the insured's lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments through an automatic payment plan arranged with your bank.

Premiums you pay other than on annual basis are increased to (1) reflect the time value of money, based on a 12% interest rate, and (2) cover the administrative costs to process the additional premium payments. You may obtain information about annual percentage rate (APR) calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.nmfn.com.

                                                       Variable Life Prospectus

Whole Life Policy The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.


                                                        Excess of 12
                                               Annual     Monthly
                                               Sum of     Premiums
            Age at   Face    Annual   Monthly Monthly   Over Annual
            Issue   Amount   Premium  Premium Premiums    Premium
            -----  -------- --------- ------- --------- ------------
                                        SELECT
              15.. $ 50,000 $  382.50 $ 33.60 $  403.20   $ 20.70
              35..  100,000  1,536.00  135.10  1,621.20     85.20
              55..  100,000  3,766.00  331.10  3,973.20    207.20
                                     STANDARD PLUS
              15.. $ 50,000 $  406.00 $ 35.60 $  427.20   $ 21.20
              35..  100,000  1,683.00  148.10  1,777.20     94.20
              55..  100,000  4,125.00  363.10  4,357.20    232.20
                                       STANDARD
              15.. $ 50,000 $  491.50 $ 43.10 $  517.20   $ 25.70
              35..  100,000  1,912.00  168.10  2,017.20    105.20
              55..  100,000  4,587.00  404.10  4,849.20    262.20


Extra Ordinary Life Policy The following table for Extra Ordinary Life Policies shows representative annual premiums for male select and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. (See "Death Benefit" and "Extra Ordinary Life Policy.")


                                                        Excess of 12
                                               Annual     Monthly
                                               Sum of     Premiums
            Age at   Face    Annual   Monthly Monthly   Over Annual
            Issue   Amount   Premium  Premium Payments    Premium
            -----  -------- --------- ------- --------- ------------
                                        SELECT
              15.. $ 50,000 $  261.50 $ 23.10 $  277.20   $ 15.70
              35..  100,000  1,014.00   89.10  1,069.20     55.20
              55..  100,000  2,612.00  230.10  2,761.20    149.20
                                     STANDARD PLUS
              15.. $ 50,000 $  285.00 $ 25.10 $  301.20   $ 16.20
              35..  100,000  1,161.00  102.10  1,225.20     64.20
              55..  100,000  2,971.00  261.10  3,133.20    162.20
                                       STANDARD
              15.. $ 50,000 $  357.50 $ 31.60 $  379.20   $ 21.70
              35..  100,000  1,377.00  121.10  1,453.20     76.20
              55..  100,000  3,425.00  301.10  3,613.20    188.20


Single Premium Life Policy The Single Premium Life Policy was available only for applicants who met select or standard plus underwriting criteria as we determined. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.



The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of insurance:



                        Age at Face Amount  Gross Single
                        Issue  of Insurance   Premium
                        -----  ------------ ------------
                          15..   $10,000     $ 1,498.40
                          35..    25,000       6,443.25
                          55..    50,000      23,502.00

Variable Life Prospectus

Grace Period


For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains inforce during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be inforce, unless it is continued as extended term or paid-up insurance. (See "Extended Term and Paid-Up Insurance.") If you surrender a Policy, we will pay its Cash Value. (See "Cash Value.") If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.


Allocations to the Account

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.

You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums on an other than annual basis.

For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.

You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.

Transfers Between Divisions


You may transfer accumulated amounts from one division of the Account to another. We will make the transfer based upon the next valuation of Account assets in the affected divisions that we make after we receive the written request at our Home Office, provided it is in good order.



Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as "market timing") may present risks to a Portfolio's long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors' interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.



To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.



Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division ("round trip transfer") in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.



These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading.



If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.


                                                       Variable Life Prospectus

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.




Deductions and Charges


The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for Insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. (See "Charges Against the Account Assets.") In addition, the funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. (See "Fee and Expense Tables--Annual Fund Operating Expenses" and the attached Fund prospectuses.)


Deductions from Premiums for Whole Life and Extra Ordinary Life Policies

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.

For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.


There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policy Owners.



There is a deduction each year for sales costs. This amount may be considered a "sales load". The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for Insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.



The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are inforce. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. (See "Charges Against the Account Assets.") To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.


We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2% rate is an average. The tax rate for a particular state may be lower, higher or equal to the 2% deduction.

We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1-1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.

For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.

The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:

                                  Whole Life

                                  Male Age 35 - Select Risk
                                       Annual Premium
                     Beginning of -------------------------
                     Policy Year   $500   $1,000   $5,000
                     -----------  ------- ------- ---------
                     1........... $154.28 $320.16 $1,647.28
                     2 through 4.  402.11  834.48  4,293.51
                     5 and later.  416.05  863.41  4,442.36

                                  Male Age 35 - Standard Risk
                                       Annual Premium
                     Beginning of
                     Policy Year   $500     $1,000   $5,000
                     -----------  -------   ------- ---------
                     1........... $123.37   $256.03 $1,317.30
                     2 through 4.  321.57    667.33  3,433.44
                     5 and later.  332.71    690.46  3,552.48

Variable Life Prospectus

                              Extra Ordinary Life

                                         Male Age 35 - Select Risk
                                              Annual Premium
                     Beginning of        -------------------------
                     Policy Year          $500   $1,000   $5,000
                     -----------         ------- ------- ---------
                     1.................. $134.23 $278.56 $1,433.21
                     2 through 4........  369.62  767.07  3,946.64
                     5 and later........  383.58  796.05  4,095.74

                                  Male Age 35 - Standard Risk
                                       Annual Premium
                                  -------------------------
                     Beginning of
                     Policy Year   $500     $1,000   $5,000
                     -----------  -------   ------- ---------
                     1........... $ 97.92   $203.21 $1,045.54
                     2 through 4.  269.65    559.59  2,879.11
                     5 and later.  279.83    580.73  2,987.88

Deductions for Single Premium Life Policies


For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. (See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.") We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.



For a Single Premium Life Policy during the first ten Policy years, the Cash Value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy's tabular Cash Value. (See "Cash Value.") The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.


The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.


                    Policy Year End When   Deduction as % of
                    Policy Is Surrendered  Tabular Cash Value
                    ---------------------  ------------------
                   1......................        7.9%
                   2......................        7.1
                   3......................        6.3
                   4......................        5.4
                   5......................        4.6
                   6......................        3.7
                   7......................        2.8
                   8......................        1.9
                   9......................        0.9
                   10 and subsequent years          0



Since the maximum Policy loan limit for a Single Premium Life Policy is based on the Cash Value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. (See "Policy Loans.")


Charges Against the Account Assets


There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that Insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. (See "Annual Dividends.")


The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .20% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.


The Portfolios in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. (See "Fee and Expense Tables--Annual Fund Operating Expenses" and attached mutual fund prospectuses.)


Guarantee of Premiums, Deductions and Charges


We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. (See "Extra Ordinary Life Policy.")


We accept premium payment by various means, including check and electronic funds transfer (EFT).

Death Benefit


Death benefits will be paid under the payment plan that takes effect on the date of death of the insured. Available payment plans include an Interest Income Plan, Installment Income Plans, and Life Income Plans. The Interest Income Plan will be in effect if no payment plan has been elected. The Policy Owner may elect the payment plan while the insured is living or, if the insured is not the Policy Owner, during the first 60 days after the insured's date of death. If the Policy Owner fails to elect a payment plan, a beneficiary may elect a payment plan for death benefits payable to that beneficiary. A payment


                                                       Variable Life Prospectus
plan that is elected by the Policy Owner will take effect on the date of death of the insured if it is received in our Home Office while the insured is living. In all other cases, it will take effect on the date of receipt or a later date, if requested.



The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. (See "Whole Life Policy and Single Premium Life Policy" and "Extra Ordinary Life Policy.")


Variable Insurance Amount The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.

In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.

The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured's age at the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if at the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.

The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains inforce.


The cost of providing insurance protection under a Policy is reflected in the Cash Value of the Policy. (See "Cash Value.") The cost is actuarially computed for each Policy each year, based on the insured's attained age, the l980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the Cash Value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.


Whole Life Policy and Single Premium Life Policy For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount inforce. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.

Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance

Variable Life Prospectus
policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.

Extra Ordinary Life Policy The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection inforce. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value.

Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see "Variable Insurance Amount" and "Whole Life Policy and Single Premium Life Policy."

Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains inforce one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.

We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account's investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their Cash Value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years. The length of the guaranteed period is set forth in Your Policy.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed. You may request an inforce illustration to illustrate the effect of various future rates of return on the amount of Extra Life Protection.

After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will give you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance inforce. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.

The Total Death Benefit is not affected by either investment results or the amount of dividends paid, so long as the Policy is within the guaranteed period of Extra Life Protection unless the term insurance has been eliminated by positive variable insurance amount and paid-up additions. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially inforce, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.

We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their Cash Value, the term insurance inforce will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain inforce.

Cash Value


The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. Calculation of the Cash Value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of Cash Values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular Cash Values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. (See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies.") For the Single Premium Life Policy the calculation begins with the adjusted tabular Cash Value, which reflects the


                                                       Variable Life Prospectus
deduction for sales costs if the Policy is surrendered during the first ten years. (See "Deductions for Single Premium Life Policies.") Second, we add the net single premium for the variable insurance amount to the tabular Cash Value. See the discussion of net single premiums under "Variable Insurance Amount." If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular Cash Value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The Cash Value is increased by the value of any paid-up additions which have been purchased with dividends.


If a portion of the premium for the current Policy year has not been paid, the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any Cash Value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.

The Cash Value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.


We determine the Cash Value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.



You may surrender a Policy for the Cash Value at any time during the lifetime of the insured. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See "Extended Term and Paid-Up Insurance.")


The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues inforce will be based on the age and risk classification of the insured at the time of issuance of the original Policy. The Cash Value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions.

Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is inforce as extended term insurance.


Dividends under participating Policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of cost emerging over time after the Policy's issue. Thus participating Policies generally have gross premiums which are higher than those for comparable non-participating Policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.



Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of Northwestern Mutual's Board of Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company's approach is subject to change. Neither the existence nor the amount of a dividend payable on a given policy is guaranteed in any given year.



Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.



Although subject to change, the process of determining dividends generally can be described as follows. Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of Policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary's recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend.


For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.


You may use dividends to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. (See "Extra Ordinary Life Policy.") We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an

Variable Life Prospectus
annual effective rate of 3 1/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is inforce as reduced fixed benefit paid-up insurance, dividends to purchase fixed benefit paid-up additions. (See "Extended Term and Paid-Up Insurance.")


Policy Loans

You may borrow up to 90% of a Policy's Cash Value using the Policy as security. The limit is 75% of the Cash Value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of Cash Value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy. If the premium loan provision is in effect, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy's Cash Value is reduced by the amount of the Policy loan. If the Cash Value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy inforce.

You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy's variable insurance amount and Cash Value because the amounts you have borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

Extended Term and Paid-Up Insurance

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see "Grace Period"), you may use the Cash Value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain inforce as extended term insurance.


If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the Cash Value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. (See "Reinstatement.") You may select variable benefit paid-up insurance only if the Policy meets a $1,000 Cash Value minimum test.


You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of Cash Value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains inforce for the lifetime of the insured unless the Policy is surrendered.

If the Policy remains inforce as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of Cash Value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a Cash Value but no loan value.

Reinstatement

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its Cash Value.

Right to Exchange for a Fixed Benefit Policy


You may exchange a Policy for a fixed benefit policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio. We will give you notice of any such change and you will have 60 days to make the exchange.


Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner of a Policy.

                                                       Variable Life Prospectus

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been inforce during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.


Benefit Payment Plans The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.



Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policy Owners.


If a Whole Life Policy or an Extra Ordinary Life Policy is continued inforce as extended term or reduced paid-up insurance, we have the right to defer payment of the Cash Value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.


Voting Rights



We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.



The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy's Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.



We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable Federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to Policy Owners.


Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.


In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.


Reports


For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is inforce as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, Cash Value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual and semiannual reports, including financial statements.


Special Policy for Employers

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may

Variable Life Prospectus
require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account's Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.


Legal Proceedings



We are engaged in litigation of various kinds which, in our judgment, is not of material importance in relation to our total assets. There are no pending legal proceedings to which the Account is a party.


Illustrations


Your Northwestern Mutual Financial Representative will provide you with an illustration for your Policy upon request. The illustration will reflect the performance of your Policy to date and will show how the death benefit and Cash Value would vary based on hypothetical future investment results.



Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy's actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.


Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.


On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner's control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.


Tax Treatment of Life Insurance While a Policy is inforce, increases in the Cash Value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.


Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See "Other Tax Considerations.")


As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

                                                       Variable Life Prospectus

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains inforce until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total Cash Value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Policy Owners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed Cash Value remaining in the Policy to cover the interest payment required to keep the Policy inforce, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.


Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Cash Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.


If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of Cash Value. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.


A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Cash Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Other Tax Considerations Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.


Section 264(a)(4) of the Code limits the Policy Owner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons

Variable Life Prospectus
will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then on January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) provided that, until the issuance of further guidance, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates for arrangements entered into after January 28, 2002 must satisfy additional sales requirements); and (2) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and
(iii) the value of any other economic benefits provided to the employee during the taxable year. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003.

The Treasury and the Internal Revenue Service are currently developing additional guidance on the appropriate method of valuing life insurance protection in split-dollar arrangements.

On October 22, 2004, new requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but leaves open the question of whether split dollar arrangements will be treated as nonqualified deferred compensation plans and will be required to comply with the new rules. Further guidance is expected on this issue.


Depending on the circumstances, the exchange of a Policy, a Policy loan, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.


On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law. On February 28, 2003 and December 29, 2003, the Treasury and the Internal Revenue Service issued regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a "reportable transaction".

                                                       Variable Life Prospectus

More information about Northwestern Mutual Variable Life Account ("Account") is included in a Statement of Additional Information (SAI), which is incorporated by reference in this prospectus and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC's Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.


Your Northwestern Mutual Financial Representative will provide you with illustrations for your Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for the Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 29, 2005

                                  VARIABLE LIFE
                                   Whole Life
                               Extra Ordinary Life
                               Single Premium Life

            Issued by The Northwestern Mutual Life Insurance Company
                                       and
                    Northwestern Mutual Variable Life Account


We no longer issue the three Policies described in this Statement of Additional Information. The Variable CompLife/R/ Policy we currently offer is described in a separate Prospectus and Statement of Additional Information.


--------------------------------------------------------------------------------


     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policies identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

     The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the "Account"), and the related notes and the report of the independent registered public accounting firm thereon from the Account's Annual Report to Policy Owners for the year ended December 31, 2004 are incorporated by reference into this SAI. See "Financial Statements of the Account." No other information is incorporated by reference.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DISTRIBUTION OF THE POLICIES.............................................    B-3

EXPERTS..................................................................    B-3

FINANCIAL STATEMENTS OF THE ACCOUNT......................................    B-3

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL..............................    F-1

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

                              Year      Amount
                              ----   -----------
                              2004   $84,959,069
                              2003   $85,607,978
                              2002   $97,054,099

     Commissions paid to our agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the collected premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the collected premium.

     Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS

     The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2004, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that that are included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

                       FINANCIAL STATEMENTS OF THE ACCOUNT

     The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2004, and for the year then ended are hereby incorporated by reference. Copies of the Account's Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2005, may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.


                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------



                                                                December 31,
                                                            -------------------
                                                              2004       2003
                                                            --------   --------
     Assets:
        Bonds                                               $ 60,930   $ 55,571
        Common and preferred stocks                            7,414      6,577
        Mortgage loans                                        17,240     16,426
        Real estate                                            1,619      1,481
        Policy loans                                           9,750      9,546
        Other investments                                      5,774      4,851
        Cash and temporary investments                         2,949      2,594
                                                            --------   --------
           Total investments                                 105,676     97,046

        Due and accrued investment income                      1,133      1,126
        Net deferred tax assets                                  936      1,198
        Deferred premium and other assets                      1,894      1,790
        Separate account assets                               14,318     12,662
                                                            --------   --------
           Total assets                                     $123,957   $113,822
                                                            ========   ========
     Liabilities and Surplus:
        Reserves for policy benefits                        $ 87,588   $ 81,280
        Policyowner dividends payable                          3,910      3,770
        Interest maintenance reserve                             943        815
        Asset valuation reserve                                2,556      2,568
        Income taxes payable                                     665        737
        Other liabilities                                      5,043      4,443
        Separate account liabilities                          14,318     12,662
                                                            --------   --------
           Total liabilities                                 115,023    106,275

        Surplus                                                8,934      7,547
                                                            --------   --------
           Total liabilities and surplus                    $123,957   $113,822
                                                            ========   ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                            For the year ended
                                                                December 31,
                                                        ---------------------------
                                                          2004      2003      2002
                                                        -------   -------   -------
Revenue:
   Premiums                                             $10,682   $10,307   $10,108
   Net investment income                                  6,117     5,737     5,477
   Other income                                             511       501       439
                                                        -------   -------   -------
      Total revenue                                      17,310    16,545    16,024
                                                        -------   -------   -------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries     4,487     4,079     3,902
   Net additions to policy benefit reserves               6,181     6,260     6,186
   Net transfers to separate accounts                       422       288       242
                                                        -------   -------   -------
      Total benefits                                     11,090    10,627    10,330

   Commissions and operating expenses                     1,741     1,690     1,580
                                                        -------   -------   -------
      Total benefits and expenses                        12,831    12,317    11,910
                                                        -------   -------   -------
Gain from operations before dividends and taxes           4,479     4,228     4,114

Policyowner dividends                                     3,880     3,765     3,792
                                                        -------   -------   -------
Gain from operations before taxes                           599       463       322
Income tax expense (benefit)                               (124)      (90)     (442)
                                                        -------   -------   -------
Net gain from operations                                    723       553       764
Net realized capital gains (losses)                          94       139      (606)
                                                        -------   -------   -------
      Net income                                        $   817   $   692   $   158
                                                        =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                     -------------------------
                                                      2004      2003     2002
                                                     ------   -------   ------
Beginning of year balance                            $7,547   $ 7,217   $6,892

   Net income                                           817       692      158

   Change in net unrealized capital gains (losses)      645     1,171     (517)

   Change in net deferred income tax                     28      (137)      44

   Change in nonadmitted assets and other              (115)      (96)    (126)

   Change in asset valuation reserve                     12    (1,300)     766
                                                     ------   -------   ------
Net increase in surplus                               1,387       330      325
                                                     ------   -------   ------
End of year balance                                  $8,934   $ 7,547   $7,217
                                                     ======   =======   ======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                         For the year ended
                                                                             December 31,
                                                                     ---------------------------
                                                                       2004      2003      2002
                                                                     -------   -------   -------
Cash flows from operating activities:
   Premiums and other income received                                $ 7,584   $ 6,984   $ 6,947
   Investment income received                                          5,999     5,727     5,224
   Disbursement of policy loans, net of repayments                      (199)     (254)     (264)
   Benefit payments to policyowners and beneficiaries                 (4,650)   (4,312)   (4,130)
   Net transfers to separate accounts                                   (418)     (284)     (257)
   Commissions, expenses and taxes paid                               (1,900)   (1,637)   (1,855)
                                                                     -------   -------   -------
      Net cash provided by operating activities                        6,416     6,224     5,665
                                                                     -------   -------   -------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                           47,537    75,838    60,865
      Common and preferred stocks                                      3,300     2,392     1,766
      Mortgage loans                                                   1,867     1,843     1,532
      Real estate                                                        109       356       468
      Other investments                                                1,258     1,047     1,646
                                                                     -------   -------   -------
                                                                      54,071    81,476    66,277
                                                                     -------   -------   -------
   Cost of investments acquired:
      Bonds                                                           52,323    79,994    67,398
      Common and preferred stocks                                      3,150     2,708     2,003
      Mortgage loans                                                   2,670     2,534     2,005
      Real estate                                                        259       191       191
      Other investments                                                1,757     1,387       748
                                                                     -------   -------   -------
                                                                      60,159    86,814    72,345
                                                                     -------   -------   -------
         Net cash applied to investing activities                     (6,088)   (5,338)   (6,068)
                                                                     -------   -------   -------
Cash flows from financing and miscellaneous sources:
   Net inflows on deposit-type contracts                                  32       142       249
   Other cash applied                                                     (5)     (248)      (50)
                                                                     -------   -------   -------
         Net cash provided by (applied to) financing and
            other activities:                                             27      (106)      199
                                                                     -------   -------   -------
         Net increase (decrease) in cash and temporary investments       355       780      (204)
Cash and temporary investments, beginning of year                      2,594     1,814     2,018
                                                                     -------   -------   -------
            Cash and temporary investments, end of year              $ 2,949   $ 2,594   $ 1,814
                                                                     =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------
1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business and estate markets.

     The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). See Notes 2 and 11. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures, leveraged leases and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are valued based on the equity method of accounting. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their presentation in the financial statements.

     Other investments include $104 million and $103 million of interests in oil and natural gas production at December 31, 2004 and 2003, respectively. These oil and gas interests are accounted for using the full cost method, a method permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. The NAIC "Accounting Practices and Procedures Manual" does not provide accounting guidance for oil and gas interests.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Temporary Investments

     Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery period. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $37 million and $25 million at December 31, 2004 and 2003, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $68 million and $56 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $56 million, $42 million and $27 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Furniture, Fixtures and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year,

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's field representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually. During 2004, the retrospective adjustment method was used to recognize related changes in the estimated yield-to-maturity of such securities. Prior to 2004, the prospective adjustment method was used. The cumulative effect of this change in method as of January 1, 2004 was immaterial.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 2. At December 31, 2004 and 2003, the reported value of bonds was reduced by $42 million and $277 million, respectively, in valuation adjustments.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2004 and 2003 were as follows:

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2004                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 8,848      $  475       $ (47)      $ 9,276
     States, territories and possessions              264          43          (1)          306
     Special revenue and assessments               11,207         178         (28)       11,357
     Public utilities                               3,915         304          (6)        4,213
     Banks, trust and insurance companies           8,254         542         (41)        8,755
     Industrial and miscellaneous                  28,442       1,621        (179)       29,884
                                                  -------      ------       -----       -------
        Total                                     $60,930      $3,163       $(302)      $63,791
                                                  =======      ======       =====       =======

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2003                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 9,233      $  476       $ (42)      $ 9,667
     States, territories and possessions              374          56          (4)          426
     Special revenue and assessments               10,037         253         (41)       10,249
     Public utilities                               2,516         213          (6)        2,723
     Banks, trust and insurance companies           3,227          82         (24)        3,285
     Industrial and miscellaneous                  30,184       2,303        (241)       32,246
                                                  -------      ------       -----       -------
        Total                                     $55,571      $3,383       $(358)      $58,596
                                                  =======      ======       =====       =======

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2004 are presented below. Estimated maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement    Estimated
                                                                 Value     Fair Value
                                                               --------   -----------
                                                                    (in millions)
     Due in one year or less                                    $ 1,104     $ 1,123
     Due after one year through five years                       10,803      11,247
     Due after five years through ten years                      15,884      16,774
     Due after ten years                                         13,796      14,979
                                                                -------     -------
                                                                 41,587      44,123

     Mortgage-backed and structured securities                   19,343      19,668
                                                                -------     -------
        Total                                                   $60,930     $63,791
                                                                =======     =======

     Common and Preferred Stocks

     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See note 11 regarding the statement value of the Company's investment in Frank Russell Company.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Valuation adjustments are made for preferred stocks rated 4 or less, which are reported at the lower of cost or fair value, or for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2004 and 2003, the reported value of common and preferred stocks was reduced by $74 million and $182 million, respectively, in valuation adjustments.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2004 were 8.8% and 2.3%, respectively, while these rates during 2003 were 8.5% and 3.6%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2004 and 2003 were 65% and 66%, respectively, with a maximum of 100% for any single loan during each of 2004 and 2003.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2004 and 2003, the reported value of mortgage loans was reduced by $1 and $13 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2004 and 2003, the reported value of real estate investments was reduced by $4 million and $0, respectively, in valuation adjustments.

     At December 31, 2004 and 2003, the reported value of real estate included $190 million and $180 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases

     Leveraged leases primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments, plus the residual value of the leased asset and classified as other investments in the consolidated statement of financial

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     position. At December 31, 2004 and 2003, the reported value of leveraged leases was $458 million and $513 million, respectively. During 2004, the Company reported realized capital losses of $4 million upon renegotiation of leveraged leases on certain commercial aircraft and realized capital losses of $14 million upon a change in the estimated timing of tax benefits for certain real property leases. During 2002, the Company utilized $108 million in existing valuation allowances to absorb losses on declines in value of certain commercial aircraft leases that were considered to be other-than-temporary.

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                         For the year ended              For the year ended               For the year ended
                                          December 31, 2004               December 31, 2003                December 31, 2002
                                   ------------------------------   ------------------------------   ------------------------------
                                                            Net                              Net                              Net
                                                         Realized                         Realized                         Realized
                                   Realized   Realized     Gains    Realized   Realized     Gains    Realized   Realized     Gains
                                     Gains     Losses    (Losses)     Gains     Losses    (Losses)     Gains     Losses    (Losses)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                        (in millions)
     Bonds                          $  816    $  (369)    $ 447      $1,369    $  (861)    $ 508      $  950    $(1,237)    $(287)
     Common and preferred stocks       521       (211)      310         397       (402)       (5)        356       (619)     (263)
     Mortgage loans                     --         (1)       (1)         12         --        12          --         (4)       (4)
     Real estate                        48         (8)       40         198         --       198         121         (3)      118
     Other invested assets             325       (522)     (197)        145       (286)     (141)        158       (258)     (100)
                                    ------    -------     -----      ------    -------     -----      ------    -------     -----
                                    $1,710    $(1,111)      599      $2,121    $(1,549)      572      $1,585    $(2,121)     (536)
                                    ======    =======                ======    =======                ======    =======
     Less: IMR gains (losses)                               317                              538                              264
     Less: Capital gains taxes
        (benefit)                                           188                             (105)                            (194)
                                                          -----                            -----                            -----
     Net realized capital gains
        (losses)                                          $  94                            $ 139                            $(606)
                                                          =====                            =====                            =====

     Proceeds from the sale of bond investments totaled $47 billion, $83 billion and $53 billion for the years ended December 31, 2004, 2003, and 2002, respectively.

     Realized losses (before capital gains taxes) included $116 million, $405 million and $588 million for the years ended December 31, 2004, 2003, and 2002, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2004 and 2003, were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                             December 31, 2004
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                                Fair                              Fair
                                      Cost     Value    Difference       Cost     Value   Difference
                                    -------   -------   ----------      ------   ------   ----------
                                                             (in millions)
     Bonds                          $13,173   $12,953     $(220)        $1,698   $1,616     $ (82)
     Common and preferred stocks        746       704       (42)           375      318       (57)
                                    -------   -------     -----         ------   ------     -----
     Total                          $13,919   $13,657     $(262)        $2,073   $1,934     $(139)
                                    =======   =======     =====         ======   ======     =====

                                                             December 31, 2003
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                               Fair                               Fair
                                      Cost     Value   Difference        Cost     Value   Difference
                                     ------   ------   ----------       ------   ------   ----------
                                                             (in millions)
     Bonds                           $9,051   $8,804     $(247)         $1,559   $1,448     $(111)
     Common and preferred stocks        587      536       (51)            613      520       (93)
                                     ------   ------     -----          ------   ------     -----
     Total                           $9,638   $9,340     $(298)         $2,172   $1,968     $(204)
                                     ======   ======     =====          ======   ======     =====

     Changes in net unrealized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                      2004    2003     2002
                                                     -----   ------   -----
                                                          (in millions)
     Bonds                                           $  42   $  188   $(150)
     Common and preferred stocks                       818    1,372    (436)
     Other investments                                  75      163    (172)
                                                     -----   ------   -----
                                                       935    1,723    (758)
     Change in deferred taxes                         (290)    (552)    241
                                                     -----   ------   -----
                                                     $ 645   $1,171   $(517)
                                                     =====   ======   =====

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $2.5 billion and $2.4 billion at December 31, 2004 and 2003, respectively. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2004 and 2003, unrestricted cash collateral held by the Company of $2.6 billion and $2.5 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $2.6 billion and $2.5 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2004 and 2003, additional non-cash collateral of $359 million and $482 million respectively, was held on the Company's behalf by a trustee and is not included in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to assets and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks.

     Cash flow and fair value hedges that qualify for hedge accounting are reported in a manner consistent with the item being hedged (e.g., at amortized cost or fair value). Cash flow and fair value hedges that do not qualify for hedge accounting are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. The reported statement value of derivatives is classified as other investments in the consolidated statement of financial position.

     Gains or losses realized upon maturity or termination of derivative positions are generally reported as realized capital gains or losses, net of tax. For derivatives that qualify for hedge accounting, gains or losses realized due to changes in market interest rates are deferred to the IMR, net of tax, and amortized into investment income over the estimated remaining term to maturity of the item being hedged. Gains or losses resulting from reporting open derivative positions at fair value are reported as unrealized capital gains or losses.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2004 and 2003. A replication transaction is a derivative transaction entered into in conjunction with other investment transactions to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31 effective January 1, 2003. Upon implementation, the Company had the option of applying the new guidance to all derivatives as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was immaterial.

     The Company held the following derivative positions at December 31, 2004 and 2003:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                          December 31, 2004               December 31, 2003
                                     ----------------------------   ----------------------------
                                     Statement   Notional    Fair   Statement   Notional    Fair
         Derivative Instrument         Value      Amount    Value     Value      Amount    Value
     -----------------------------   ---------   --------   -----   ---------   --------   -----
                                                           (in millions)
     Cash Flow Hedges:
        Foreign currency swaps         $ --       $   93    $(14)     $ --       $   36    $ (2)
        Interest rate swaps              --          351       9        --          473       6
        Interest rate basis swaps        --           80      --        --           --      --
        Commodity swaps                  --            3      --        --           --      --
        Swaptions                        30          681      21        23          521      25
        Interest rate floors             17          925      36        13          775      38

     Fair Value Hedges:
        Short equity futures             --           --      --        --           --      --
        Fixed income futures             --          345      --        --           --      --
        Foreign currency forwards       (72)       4,171     (72)      (43)       1,029     (43)
        Foreign currency covers          --           12      12
        Credit default swaps             (3)         220      (3)       --          203      (1)

     Replications:
        Fixed income                     --          210       2        --          230      (2)
        Long fixed income futures        --           --      --        --           --      --
        Long equity futures              --          152      --        --           28      --
        Construction loan forwards       --           82       3        --           --      --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract.

     Interest rate basis swaps are cash flow hedges used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index.

     Commodity swaps are cash flow hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     sustained increase or decrease in interest rates for certain of the Company's insurance products. A swaption is a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates for certain of the Company's insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures are fair value hedges used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures are fair value hedges used to mitigate interest rate risk for a portion of the Company's fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Unrealized losses of $2 million and unrealized gains of $8 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency forwards are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. Unrealized losses of $29 million and $24 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency covers are fair value hedges used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration.

     Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 or 2003 on the termination of these contracts.

     Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. Realized gains of $6 million and $29 million were recognized during 2004 and 2003 on the termination of these contracts.

     Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Realized gains of $15 million and $28 million were recognized during 2004 and 2003, respectively, on the termination of these contracts.

     Construction loan forward replications are used to gain GNMA market investment exposure. These replication transactions are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 and 2003 on the termination of these contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates.

     General account reserves for policy benefits at December 31, 2004 and 2003 are summarized below:

                                                                  December 31,
                                                               -----------------
                                                                 2004      2003
                                                               -------   -------
                                                                 (in millions)

     Life insurance reserves                                   $77,418   $71,441
     Annuity reserves and deposit liabilities                    5,037     4,940
     Disability income and long-term care
        unpaid claims and claim reserves                         3,234     3,083
     Disability income and long-term care
        active life reserves                                     1,899     1,816
                                                               -------   -------
        Total reserves for policy benefits                     $87,588   $81,280
                                                               =======   =======

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") using the 1958 or 1980 CSO mortality tables with interest rates ranging from 3 1/2% to 5 1/2%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2004, the Company had $870 billion of total life insurance in-force, including $7.7 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

     At December 31, 2004 and 2003, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                                   December 31,
                                                                 ---------------
                                                                  2004     2003
                                                                 ------   ------
                                                                   (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment                           $1,290   $1,354
        - without market value adjustment                         2,413    2,340
     Not subject to discretionary withdrawal                      1,334    1,246
                                                                 ------   ------
        Total                                                    $5,037   $4,940
                                                                 ======   ======

     Unpaid claims and claim reserves for disability income policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner's Individual Disability Table A ("CIDA"), modified for Company experience in the first four years of disability, with interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with a 4 1/2% interest rate.

     Reserves for unpaid claims, losses and loss adjustment expenses on disability income and long-term care insurance were $3.2 billion and $3.1 billion at December 31, 2004 and 2003, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2004 and 2003.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                              ------------------
                                                                2004     2003
                                                               ------   ------
                                                                (in millions)

     Balance at January 1                                      $3,083   $2,907
     Incurred related to:
        Current year                                              472      466
        Prior year                                                 45       50
                                                               ------   ------
           Total incurred                                         517      516

     Paid related to:
        Current year                                              (18)     (17)
        Prior year                                               (348)    (323)
                                                               ------   ------
           Total paid                                            (366)    (340)
                                                               ------   ------
     Balance at December 31                                    $3,234   $3,083
                                                               ======   ======

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4% interest rate and. Active life reserves for prior disability income policies are based on the net level premium method, using the 1964 Commissioner's Disability Table for morbidity with interest rates ranging from 3% to 4%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based morbidity experience, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, with an interest rate of either 4% or 4.5%. For reserves using lapse assumptions, a separate calculation is performed using interest rates ranging from 5.2% to 6.0% and excluding lapses. Reserves resulting from the separate calculation are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Deferred and uncollected premiums at December 31, 2004 and 2003 were as follows:

                             December 31, 2004   December 31, 2003
                             -----------------   -----------------
                               Gross     Net       Gross     Net
                              ------   ------     ------   ------
                                         (in millions)
     Ordinary new business    $  162   $   76     $  171   $   76
     Ordinary renewal          1,570    1,283      1,461    1,191
                              ------   ------     ------   ------
                              $1,732   $1,359     $1,632   $1,267
                              ======   ======     ======   ======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2004 and 2003:

                                                  December 31,
                                               -----------------
                                                 2004      2003
                                               -------   -------
                                                 (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment         $11,987   $10,524
        - without market value adjustment           --        --
     Not subject to discretionary withdrawal     2,109     1,886
     Non-policy liabilities                        222       252
                                               -------   -------
        Total separate account liabilities     $14,318   $12,662
                                               =======   =======

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2004 and 2003, general account reserves for policy benefits included $8 million and $11 million, respectively, that were attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2004 and 2003 were $1.3 billion and $1.2 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002:

                                                           For the year ended December 31,
                                                           -------------------------------
                                                               2004      2003      2002
                                                             -------   -------   -------
                                                                    (in millions)
     From Separate Account Annual Statement:
        Transfers to separate accounts                       $ 1,428   $ 1,224   $ 1,341
        Transfers from separate accounts                      (1,012)   (1,125)   (1,300)
                                                             -------   --------  -------
                                                                 416        99        41
     Reconciling adjustments:
        Investment management and administrative charges          --        73        65
        Mortality, breakage and taxes                              6       116       136
                                                             -------   -------   -------
           Net transfers to separate accounts                $   422   $   288   $   242
                                                             =======   =======   =======

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives ("Plans"). These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. The Company contributed $38 million and $28 million to the qualified employee retirement plan during 2004 and 2003, respectively, and expects to contribute $37 million in 2005.

     In addition to defined pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2004 and 2003, and changes in assets and obligations for the years then ended, were as follows:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003                 2004   2003
                                                      ------   ------                ----   ----
                                                                    (in millions)
     Fair value of plan assets at January 1           $1,738   $1,420                $ 20   $ 17
     Changes in plan assets:
        Actual return on plan assets                     208      323                   4      5
        Company contributions                             38       28                         --
        Actual plan benefits paid                        (34)     (33)                 (2)    (2)
                                                      ------   ------                ----   ----
     Fair value of plan assets at December 31         $1,950   $1,738                $ 22   $ 20
                                                      ======   ======                ====   ====
     Projected benefit obligation at January 1        $1,729   $1,499                $166   $131
     Changes in benefit obligation:
        Service cost of benefits earned                   70       64                  18     15
        Interest cost on projected obligations           111      103                  11     10
        Projected plan benefits paid                     (40)     (38)                (10)    (9)
        Experience losses                                171      101                  11     19
                                                      ------   ------                ----   ----
     Projected benefit obligation at December 31      $2,041   $1,729                $196   $166
                                                      ======   ======                ====   ====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. The investment objective of the Plan is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the beneficiaries of the Plan. While significant exposure to publicly traded equity securities is warranted by the long-term nature of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the Plan beneficiaries. Diversified equity investments are subject to an aggregate maximum exposure of 75%, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is re-balanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

     Plan assets by asset class at December 31, 2004 and December 31, 2003 were as follows:

                                          Defined Benefit Plans           Postretirement Benefit Plans
                                  -----------------------------------   -------------------------------
                                   2004    % of FV    2003    % of FV   2004   % of FV   2003   % of FV
                                  ------   -------   ------   -------   ----   -------   ----   -------
                                                              (in millions)
     Bonds                        $  856     44%     $  742      42%     $ 9      43%     $ 9      42%
     Preferred stock                   7      0%         12       1%      --       0%      --       0%
     Common stock                  1,058     54%        953      55%      13      57%      11      57%
     Private equities and other       29      2%         31       2%      --       0%      --       0%
                                  ------    ---      ------     ---      ---     ---      ---     ---
     Total assets                 $1,950    100%     $1,738     100%     $22     100%     $20     100%
                                  ======    ===      ======     ===      ===     ===      ===     ===

     The projected benefit obligation ("PBO") represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is mandated for measuring pension obligations. The accumulated benefit obligation ("ABO") is similar to the calculation of the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company were $1.6 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

     Projected benefit obligations included $37 million and $28 million for non-vested employees at December 31, 2004 and 2003, respectively.

     The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2004, 2003 and 2002:

                                               Defined Benefit Plans   Postretirement Benefit Plans
                                               ---------------------   ----------------------------
                                                 2004   2003   2002         2004   2003   2002
                                                 ----   ----   ----         ----   ----   ----
     Discount rate                               6.0%   6.5%   7.0%         6.0%   6.5%   7.0%
     Long-term rate of return on plan assets     8.0%   8.0%   8.5%         8.0%   8.0%   8.5%
     Annual increase in compensation             4.5%   4.5%   5.0%         4.5%   4.5%   5.0%

     The long term rates of return on plan assets are estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2004. Returns are estimated by asset class based on the current risk free interest rate environment plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The projected benefit obligation for postretirement benefits at December 31, 2004 and 2003 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by $22 million and net periodic postretirement benefit expense during 2004 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2004 and net periodic postretirement benefit expense during 2004 by the same amounts.

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was enacted. The Act introduces a prescription drug benefit under Medicare Part D beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments from the federal government. The Company has not determined whether the benefits under its existing postretirement plan are actuarially equivalent to the new Medicare benefit. As such, neither the projected benefit obligation nor the net periodic benefit cost for postretirement benefits reflects any amount associated with this Medicare subsidy.

     Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2004 and 2003:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003               2004    2003
                                                      ------   ------             -----   -----
                                                                      (in millions)
     Fair value of plan assets at December 31         $1,950   $1,738             $  22    $ 20
     Projected benefit obligation at December 31       2,041    1,729               196     166
                                                      ------   ------             -----   -----
        Funded status                                    (91)       9              (174)   (146)
           Unrecognized net experience losses            450      368                50      43
           Unrecognized initial net asset               (577)    (598)               --      --
           Nonadmitted asset                            (114)     (76)               --      --
                                                      ------   ------             -----   -----
     Net pension liability                            $ (332)  $ (297)            $(124)  $(103)
                                                      ======   ======             =====   =====

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or service costs have been more or less favorable than assumed. These differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for field representative plans.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of the statutory basis of accounting for pensions as of January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to amortize this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The components of net periodic benefit costs for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                      Defined Benefit Plans   Postretirement Benefits
                                                      ---------------------   -----------------------
                                                       2004    2003    2002      2004   2003   2002
                                                      -----   -----   -----      ----   ----   ----
                                                                       (in millions)
     Components of net periodic benefit cost:
        Service cost of benefits earned               $  70   $  64   $  54       $18    $15    $11
        Interest cost on projected obligations          111     103      95        11     10      9
        Amortization of experience gains and losses      13      34       5         1      2      1
        Amortization of initial net asset               (21)    (46)    (13)       --     --      -
        Expected return on plan assets                 (138)   (113)   (136)       (1)    (1)    (2)
                                                      -----   -----   -----       ---    ---    ---
           Net periodic expense                       $  35   $  42   $   5       $29    $26    $19
                                                      =====   =====   =====       ===    ===    ===

     The expected benefit payments under the defined benefit plans and the postretirement plans are as follows:

                 Defined
                 Benefit   Postretirement
                  Plans     Benefit Plans
                 -------   --------------
                       (in millions)
     2005          $ 44         $ 10
     2006            48           11
     2007            52           12
     2008            56           14
     2009            61           15
     2010-2014      393           95
                   ----         ----
                   $654         $157
                   ====         ====

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for field representatives. For the years ended December 31, 2004, 2003 and 2002 the Company expensed total contributions to these plans of $24 million, $23 million and $22 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $30 million of coverage per individual life and a maximum of $45 million of coverage per joint life. The Company also cedes a portion of its exposure to group disability benefits on a coinsurance basis and has an excess reinsurance contract for certain individual disability income policies issued prior to 1999 with retention limits varying based upon coverage type. The Company also participates in catastrophic risk sharing pools.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2004 and 2003 were reported net of ceded reserves of $1.2 billion and $1.0 billion, respectively.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2004, 2003 and 2002 was as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                     2004      2003      2002
                                                   -------   -------   -------
                                                           (in millions)

     Direct premium revenue                        $11,397   $10,959   $10,706
     Premiums ceded                                   (715)     (652)     (598)
                                                   -------   -------   -------
        Net premium revenue                        $10,682   $10,307   $10,108
                                                   =======   =======   =======
     Direct benefit expense                         11,568    11,110    10,770
     Benefits ceded                                   (478)     (483)     (440)
                                                   -------   -------   -------
        Net benefit expense                        $11,090   $10,627   $10,330
                                                   =======   =======   =======

     In addition, the Company reported $207 million, $184 million and $172 million for the years ended December 31, 2004, 2003 and 2002, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are classified as other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2004 and 2003 that were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC      Baird Holding Company
     Northwestern International Holdings, Inc.         Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
     Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
     Northwestern Securities Holdings, LLC             NML - CBO, LLC
     Northwestern Mutual Trust Company                 JYD Assets, LLC
     Chateau, LLC                                      Health Invest, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 13) and intends to consolidate Baird's taxable income for the portion of 2004 prior to the sale. Federal income tax returns for years through 2001 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2004 and 2003 were as follows:

                                               December 31,
                                             ---------------
                                              2004     2003    Change
                                             ------   ------   ------
                                              (in millions)
     Deferred tax assets:
        Policy acquisition costs             $  757   $  715    $  42
        Investment assets                       118      189      (71)
        Policy benefit liabilities            1,644    1,751     (107)
        Benefit plan obligations                284      252       32
        Guaranty fund assessments                10       12       (2)
        Nonadmitted assets                       61       54        7
        Other                                    37       58      (21)
                                             ------   ------    -----
           Gross deferred tax assets          2,911    3,031     (120)
                                             ------   ------    -----
     Deferred tax liabilities:
             Premium and other receivables      504      453       51
        Investment assets                     1,464    1,375       89
        Other                                     7        5        2
                                             ------   ------    -----
           Gross deferred tax liabilities     1,975    1,833      142
                                             ------   ------    -----
           Net deferred tax asset            $  936   $1,198    $(262)
                                             ======   ======    =====

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2004 and 2003, the Company's gross deferred tax assets did not exceed this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the year ended December 31,
                                              -------------------------------
                                                     2004   2003    2002
                                                    -----   ----   -----
                                                       (in millions)
     Income tax                                     $ (85)  $(65)  $  26
     Tax credits                                      (39)   (25)    (15)
     Equity tax                                        --     --    (453)
                                                    -----   ----   -----
        Total current tax expense (benefit)         $(124)  $(90)  $(442)
                                                    =====   ====   =====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, the related liability was released as a current tax benefit during 2002. While the Company was subject to the equity tax in 2004, legislation was enacted in April 2004 that permanently repealed the equity tax effective January 1, 2005.

     The Company's effective tax rates were 12%, 13% and 299% for the years ended December 31, 2004, 2003 and 2002, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax during 2002.

     Income taxes paid in the current and prior years of $1.3 billion are available at December 31, 2004 for recoupment in the event of future tax losses.

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon the financial performance of Russell during the five year period ended December 31, 2003.

     The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the accounts of Russell. Further, the statutory purchase method required that the Company's cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company's surplus at the time of the acquisition.

     The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment ("permitted practice"), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC "Accounting Practices and Procedures Manual," which requires that any goodwill not in excess of 10% of the Company's surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

     At December 31, 2004, the Company had made cumulative direct reductions of its surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Company's equity basis investment in Russell by $581 million, which is classified as a reduction of the Company's total investment in common stocks at that date.

     If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the statement of financial position would have been greater by $320 million, $358 million and $335 million at December 31, 2004, 2003 and 2002, respectively, and net income as reported in the statement of operations would have been lower by $61 million, $53 million and $52 million for the years then ended, respectively.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $50 million of bank borrowings owed by Russell.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its field management. The maximum exposure under these guarantees totaled approximately $406 million at December 31, 2004. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.8 billion at December 31, 2004 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2004.

13.  Related Party Transactions

     On May 13, 2004 the Company sold its majority interest in Baird Holding Company ("Baird") to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which is reported in realized capital gains in the consolidated statement of operations. The Company financed a substantial portion of the sales price through the purchase, at par, of $240 million of subordinated notes, with attached warrants, issued by Baird. Notes in the amount of $215 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. Notes in the amount of $218 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company transferred investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer of these assets.

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. The fair value of these securities was $219 million at the time of the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     transfer. Realized capital losses of $7 million were recognized during 2003 upon the transfer of these assets.

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2004 and 2003 were as follows:

                                              December 31, 2004     December 31, 2003
                                             -------------------   -------------------
                                             Statement     Fair    Statement     Fair
                                               Value      Value      Value      Value
                                             ---------   -------   ---------   -------
                                                          (in millions)
     Assets:
        Bonds                                 $60,930    $63,791    $55,571    $58,596
        Common and preferred stocks             7,414      9,312      6,577      8,488
        Mortgage loans                         17,240     18,674     16,426     18,086
        Real estate                             1,619      2,415      1,481      2,122
        Policy loans                            9,750     10,771      9,546      9,839
        Other investments                       5,774      6,491      4,851      5,373
        Cash and short-term investments         2,949      2,949      2,594      2,594
     Liabilities:
        Investment-type insurance reserves    $ 4,023    $ 3,824    $ 3,989    $ 3,759

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company's investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, which are valued by discounting estimated future cash flows using market interest rates, as well as other joint ventures and partnerships, for which the equity accounting basis approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------

                                               PricewaterhouseCoopers LLP
                                               100 E. Wisconsin Ave., Suite 1500
                                               Milwaukee WI 53202
                                               Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2004 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 24, 2005

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

--------------------------------------------------------------------------------
                                               Filed Herewith/Incorporated
Exhibit      Description                       Herein By Reference To
--------------------------------------------------------------------------------
(a)          Resolution of Board of            Exhibit A(1) to Form S-6
             Trustees of The Northwestern      Registration Statement for
             Mutual Life Insurance Company     Northwestern Mutual Variable Life
             establishing the Account          Account, File No. 333-36865,
                                               filed on October 1, 1997
--------------------------------------------------------------------------------
(b)          Not Applicable
--------------------------------------------------------------------------------
(c)          Distribution Agreement            Exhibit (c) to Form N-6
             entered into on October 3,        Post-Effective Amendment No. 26
             1968 between The Northwestern     for Northwestern Mutual Variable
             Mutual Life Insurance Company     Life Account, File No. 2-89972,
             and NML Equity Services, Inc.     filed on February 28, 2003
             (n/k/a Northwestern Mutual
             Investment Services, LLC)
--------------------------------------------------------------------------------
(d)(1)(a)    Form of Policies -                Exhibits (d)(1), (d)(2), (d)(3),
             (1)  Extra Ordinary Variable      (d)(4), (d)(5), (d)(6), (d)(7),
                  Life Insurance Policy        (d)(8), (d)(9), (d)(10) and
                  (Variable Whole Life         (d)(11) to Form N-6
                  Policy with Extra Life       Post-Effective Amendment No. 26
                  Protection),                 for Northwestern Mutual Variable
                  MM17, with application       Life Account, File No. 2-89972,
                                               filed on February 28, 2003

             (2)  Extra Ordinary Variable
                  Life Insurance Policy
                  (Variable Whole Life
                  Policy with Extra Life
                  Protection), MP17, with
                  application (for
                  employers)

             (3)  Single Premium Variable
                  Whole Life Insurance
                  Policy, MM16, with
                  application

             (4)  Single Premium Variable
                  Whole Life Insurance
                  Policy, MP16, with
                  application (for
                  employers)

             (5)  Form of notice of
                  short-term cancellation
                  right

             (6)  Forms of Optional Riders:

                  (i)   Waiver of Premium
                        Benefit
                  (ii)  Accidental Death
                        Benefit
                  (iii) Additional Purchase
                        Benefit
                  (iv)  Term Insurance
                        Benefit

             (7)  Form of Amendment to
                  Variable Life and
                  Variable EOL Form
                  MM.305.(0593)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (8)  Form of Amendment to
                  Single Premium
                  Variable Life Form
                  MM.306.(0593)

             (9)  Form of Amendment to
                  Variable Whole Life
                  Form MM.305.(0594)

             (10) Form of Amendment to
                  Variable Whole Life
                  Form MM.305.(0594)

             (11) Form of Amendment to
                  Variable Single Premium
                  Life Form
                  MM.306.(0594)
--------------------------------------------------------------------------------
(d)1(b)      Amendment to Variable Life        Exhibit A(5)(a) to Form S-6
             and Variable EOL Policy           Post-Effective Amendment No. 21
                                               for Northwestern Mutual Variable
                                               Life Account,  File No. 2-89972,
                                               filed February 25, 1999
--------------------------------------------------------------------------------
(e)          Form of Life Insurance            Exhibits (d)(1), (d)(2), (d)(3)
             Application forms                 and (d)(4) to Form N-6
                                               Post-Effective Amendment No. 26
                                               for Northwestern Mutual Variable
                                               Life Account, File No. 2-89972,
                                               filed on February 28, 2003
--------------------------------------------------------------------------------
(f)1(a)      Restated Articles of              Exhibit A(6)(a) to Form S-6
             Incorporation of The              Post-Effective Amendment No. 18
             Northwestern Mutual Life          for Northwestern Mutual Variable
             Insurance Company (adopted        Life Account, File No. 2-89972,
             July 26, 1972)                    filed April 26, 1996
--------------------------------------------------------------------------------
(f)1(b)      Amended By-Laws of  The           Exhibit (f) to Form N-6
             Northwestern Mutual Life          Post-Effective Amendment No. 26
             Insurance Company dated           for Northwestern Mutual Variable
             December 4, 2002                  Life Account, File No. 2-89972,
                                               filed February 28, 2003
--------------------------------------------------------------------------------
(g)          Form of Reinsurance Agreement     Exhibit (g) to Form N-6
                                               Post-Effective Amendment No. 26
                                               for Northwestern Mutual Variable
                                               Life Account, File No. 2-89972,
                                               filed February 28, 2003
--------------------------------------------------------------------------------
(h)1(a)      Participation Agreement           Exhibit (b)(8)(a) to Form N-4
             dated March 16, 1999 Among        Post-Effective Amendment No. 66
             Russell Insurance Funds,          for NML Variable Annuity Account
             Russell Fund Distributors,        B, File No. 2-29240, filed on
             Inc. and The Northwestern         April 28, 2005
             Mutual Life Insurance Company
--------------------------------------------------------------------------------
(h)1(b)      Participation Agreement dated     Exhibit (b)(8)(b) to Form N-4
             May 1, 2003 among Variable        Post-Effective Amendment No. 66
             Insurance Products Funds,         for NML Variable Annuity Account
             Fidelity Distributors and The     B, File No. 2-29240, filed on
             Northwestern Mutual Life          April 28, 2005
             Insurance Company
--------------------------------------------------------------------------------
(h)1(c)      Administrative Service Fee        Exhibit (b)(8)(c) to Form N-4
             Agreement dated February 28,      Post-Effective Amendment No. 66
             1999 between The Northwestern     for NML Variable Annuity Account
             Mutual Life Insurance Company     B, File No. 2-29240, filed on
             and Frank Russell Company         April 28, 2005
--------------------------------------------------------------------------------
(i)          Not Applicable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(j)1(a)      Agreement entered into on         Exhibit A(8) to Form S-6
             February 13, 1984 among           Registration Statement for
             Northwestern Mutual Variable      Northwestern Mutual Variable Life
             Life Account, The                 Account,  File No. 333-36865,
             Northwestern Mutual Life          filed October 1, 1997
             Insurance Company and NML
             Equity Services, Inc. (n/k/a
             Northwestern Mutual
             Investment Services, LLC)
--------------------------------------------------------------------------------
(j)1(b)      Description of Method of          Exhibit (j) to Form N-6
             Computing Adjustment upon         Post-Effective Amendment No. 26
             Conversion                        for Northwestern Mutual Variable
                                               Life Account, File No. 2-89972,
                                               filed February 28, 2003
--------------------------------------------------------------------------------
(k)          Opinion and Consent of Peter      Exhibit (k) to Form N-6
             W. Bruce, Esq. dated March 12,    Post-Effective Amendment No. 26
             1984                              for Northwestern Mutual Variable
                                               Life Account, File No. 2-89972,
                                               filed February 28, 2003
--------------------------------------------------------------------------------
(l)          Not Applicable
--------------------------------------------------------------------------------
(m)          Not Applicable
--------------------------------------------------------------------------------
(n)          Consent of                        Filed herewith
             PricewaterhouseCoopers LLP
             dated April 26, 2005
--------------------------------------------------------------------------------
(o)          Not Applicable
--------------------------------------------------------------------------------
(p)          Not Applicable
--------------------------------------------------------------------------------
(q)          Memorandum describing the         Exhibit (q) to Form N-6
             Depositor's issuance,             Post-Effective Amendment No. 26
             transfer and redemption           for Northwestern Mutual Variable
             procedures for the Policies       Life Account, File No. 2-89972,
             pursuant to Rule                  filed February 28, 2003
             6e-2(b)(12)(ii) and method of
             computing cash adjustment upon
             exercise of right to exchange
             for fixed-benefit insurance
             pursuant to Rule
             6e-2(b)(13)(v)(B)
--------------------------------------------------------------------------------

Item 27. Directors and Officers of the Depositor

        The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES

Name                        Business Address
----                        ----------------

Edward E. Barr              Sun Chemical Corporation
                            222 Bridge Plaza South
                            Fort Lee, NJ  07024

John M. Bremer              The Northwestern Mutual Life
                             Insurance Company
                            720 East Wisconsin Avenue
                            Milwaukee, WI 53202

Peter W. Bruce              The Northwestern Mutual Life
                             Insurance Company
                            720 East Wisconsin Avenue
                            Milwaukee, WI 53202

Robert C. Buchanan          Fox Valley Corporation
                            100 West Lawrence Street
                            P.O. Box 727
                            Appleton, WI 54911

George A. Dickerman         68 Normandy Road
                            Longmeadow, MA 01106-1259

Connie K. Duckworth         ARZU
                            77 Stone Gate Lane
                            Lake Forest, IL 60045

Pierre S. du Pont           Richards, Layton & Finger
                            P.O. Box 551
                            1 Rodney Square
                            Wilmington, DE 19899

James D. Ericson            777 East Wisconsin Avenue
                            Suite 3010
                            Milwaukee, WI 53202

David A. Erne               Reinhart Boener Van Deuren sc
                            1000 North Water Street
                            Suite 2100
                            Milwaukee, WI 53202

J. E. Gallegos              Gallegos Law Firm
                            460 St. Michaels Drive
                            Building 300
                            Santa Fe, NM 87505

Stephen N. Graff            805 Lone Tree Road
                            Elm Grove, WI 53122-2014

Patricia Albjerg Graham     Graduate School of Education
                            Harvard University
                            420 Gutman
                            Cambridge, MA 02138

James P. Hackett            Steelcase Inc.
                            901 - 44th Street
                            Grand Rapids, MI  49508

Stephen F. Keller           101 South Las Palmas Avenue
                            Los Angeles, CA 90004

Barbara A. King             Landscape Structures, Inc.
                            Route 3
                            601-7th Street South
                            Delano, MN 55328

Margery Kraus               APCO Worldwide
                            1615 L Street, NW, Suite 900
                            Washington, DC 20036

J. Thomas Lewis             228 St. Charles Avenue
                            Suite 1024
                            New Orleans, LA 70130

Daniel F. McKeithan, Jr.    Tamarack Petroleum Company, Inc.
                            Suite 1920
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202

Ulice Payne, Jr.            Addison-Clifton, L.L.C.
                            Suite 245
                            13555 Bishop's Court
                            Brookfield, WI 53005

H. Mason Sizemore, Jr.      2054 N.W. Blue Ridge Drive
                            Seattle, WA 98177

Sherwood H. Smith, Jr.      CP&L
                            421 Fayetteville Street Mall
                            P.O. Box 1551
                            Raleigh, NC 27602

Peter M. Sommerhauser       Godfrey & Kahn, S.C.
                            780 North Water Street
                            Milwaukee, WI 53202-3590

John E. Steuri              52 River Ridge Road
                            Little Rock, AR 72227-1518

John J. Stollenwerk         Allen-Edmonds Shoe Corporation
                            201 East Seven Hills Road
                            P.O. Box 998
                            Port Washington, WI 53074-0998

Barry L. Williams           Williams Pacific Ventures, Inc.
                            4 Embarcadero Center, Suite 3700
                            San Francisco, CA 94111

Kathryn D. Wriston          c/o Shearman & Sterling
                            599 Lexington Avenue, Room 1064
                            New York, NY 10022

Edward J. Zore              The Northwestern Mutual Life
                             Insurance Company
                            720 East Wisconsin Avenue
                            Milwaukee, WI 53202

EXECUTIVE OFFICERS

Name                    Title
----                    -----

Edward J. Zore          President and Chief Executive Officer
John M. Bremer          Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce          Chief Insurance Officer
Deborah A. Beck         Executive Vice President (Planning and Technology)
William H. Beckley      Executive Vice President (Agencies)
Mason G. Ross           Executive Vice President and Chief Investment Officer
Mark G. Doll            Senior Vice President (Public Markets)
Richard L. Hall         Senior Vice President (Life Product)
William C. Koenig       Senior Vice President and Chief Actuary
Gregory C. Oberland     Senior Vice  President (Insurance Operations)
Barbara F. Piehler      Senior Vice  President  and Chief Information Officer
Gary A. Poliner         Senior Vice President & Chief Financial Officer
Marcia Rimai            Senior Vice  President (Marketing)
Charles D. Robinson     Senior Vice President (Investment Products and Services)
John E. Schlifske       Senior Vice President (Investment Products and Services
                         and Affiliates)
Leonard F. Stecklein    Senior Vice President (Investment Products Operations)
Frederic H. Sweet       Senior Vice President (Corporate and Government
                         Relations)
Robert J. Berdan        Vice President, General Counsel and Secretary
Michael G. Carter       Vice President (Policyowner Services)
Steven T. Catlett       Vice President ( Investment Products)
David D. Clark          Vice President (Real Estate)
Gloster B. Current      Vice President (Corporate Planning)
Thomas E. Dyer          Vice President (Corporate Services)
Christine H. Fiasca     Vice President (Field System Administration)
John M. Grogan          Vice President (Field Services and Support)
John C. Kelly           Vice President and Controller
John L. Kordsmeier      Vice President (New Business)
Susan A. Lueger         Vice President (Human Resources)
Jeffrey J. Lueken       Vice President (Securities)
Jean M. Maier           Vice President (Compliance/Best Practices)

Meridee J. Maynard      Vice President (Disability Income and Long-Term Care)
Brenda F. Skelton       Vice President (Communications)
J. Edward Tippetts      Vice President (Field Development)
Martha M. Valerio       Vice President (Technology Research and Web Resources)
Michael L. Youngman     Vice President (Government Relations)

OTHER OFFICERS

Name                    Title
----                    -----

John Abbott             Director DI Special Invest Unit/Field Benefit Reps
Carl Amick              Director DI Product/Standards
Jason Anderson          Assistant Director Tax
Mark Backe              Asst. General Counsel & Asst. Secretary
Walter Barlow           Assistant Director Education
Rebekah Barsch          Director-Annuity Prod
Beth M. Berger          Asst. General Counsel & Asst. Secretary
Frederick W. Bessette   Asst. General Counsel & Asst. Secretary
Maryann Bialo           Assistant Director DI Benefit
Carrie Bleck            Director Policyowner Services
Melissa Bleidorn        Asst. General Counsel & Asst. Secretary
Sandra Botcher          Asst. General Counsel & Asst. Secretary
Anne Brower             Asst. General Counsel & Asst. Secretary
Michael S. Bula         Asst. General Counsel & Asst. Secretary
Gwen Canady             Director Corporate Reporting
Kurt Carbon             Director Life Lay Standards
Walt Chossek            Director-Finance
Tom Christianson        Director Advanced Business Services
Alan Close              Director Accounting Policy
James Coleman           Vice President Brand and Advertising
Barbara Courtney        Director Mutual Fund Accounting
Dennis Darland          Assistant Director DI Benefit
Mark Diestelmeier       Asst. General Counsel & Asst. Secretary
John E. Dunn            Asst. General Counsel & Asst. Secretary
James R. Eben           Asst. General Counsel & Asst. Secretary
Carol Flemma            Director-IPS Bus Development/Sales Support
Don Forecki             Director Investment Operations
James C. Frasher        Asst. General Counsel & Asst. Secretary
John Garofani           Asst. General Counsel & Asst. Secretary
Sheila Gavin            Asst. General Counsel & Asst. Secretary
Don Gehrke              Director-Inv Client Services
Tim Gerend              Asst. General Counsel & Asst. Secretary
Wally Givler            Vice President Investment Accounting
Kevin M. Gleason        Asst. General Counsel & Asst. Secretary
Bob Gleeson             Vice President & Medical Director
Jason Goetze            Assistant Director Long Term Care Compliance/Sales
C. Claibourne Greene    Asst. General Counsel & Asst. Secretary
Tom Guay                Vice President Underwriting Standards
Greg Gurlik             Director Long Term Care Product Development
Gary Hewitt             Vice President Treasury & Investment Operations
Dick Hoffman            Vice President Audit
Diane Horn              Director NMIS Compliance
Elizabeth Idleman       Asst. General Counsel & Asst. Secretary
Todd Jones              Asst Director- IPS Finance

Name                    Title
----                    -----

Mark Kaprelian          Asst. General Counsel & Asst. Secretary
David B. Kennedy        Asst. General Counsel & Asst. Secretary
Jim Kern                Director DI Underwriting
Don Kiefer              Vice President Actuary
James Koelbl            Asst. General Counsel & Asst. Secretary
Abim Kolawole           Asst. General Counsel & Asst. Secretary
Robert Kowalsky         Vice President & Chief Architect
Carol L. Kracht         Vice President, Deputy General Counsel & Investment
                         Counsel
Pat Krueger             Director Annuity Customer Service
Todd Kuzminski          Assistant Director Investment Accounting
Dean Landry             Assistant Director Investment Accounting
Donna Lemanczyk         Director-Investment Closing
Elizabeth Lentini       Asst. General Counsel & Asst. Secretary
Sally J. Lewis          Asst. General Counsel & Asst. Secretary
James Lodermeier        Senior Actuary
George R. Loxton        Asst. General Counsel & Asst. Secretary
Dean Mabie              Asst. General Counsel & Asst. Secretary
Jon Magalska            Actuary
Raymond J. Manista      Vice President & Litigation Counsel
Steve Mannebach         Director Field Management Development
Jeff Marks              Director Special Projects
Steve Martinie          Asst. General Counsel & Asst. Secretary
Ted Matchulat           Director Product Compliance
Allan McDonnell         Director-Order Entry Desk
James L. McFarland      Asst. General Counsel & Asst. Secretary
Patrick McKeown         Investment Research Consultant
Larry S. Meihsner       Asst. General Counsel & Asst. Secretary
Bob Meilander           Vice President Corporate Actuary
Christopher Menting     Asst. General Counsel & Asst. Secretary
Richard E. Meyers       Asst. General Counsel & Asst. Secretary
Joanne Migliaccio       Director Field Services and Support
Michael Mihm            Asst Director-IPS Field Consulting
Lynn Milewski           Director Annuity New Business Compliance
Daniel Moakley          Asst. General Counsel & Asst. Secretary
Jill Mocarski           Medical Director
Karen Molloy            Director Banking & Cash Management
Diane Moro-Goane        Director Marketing Materials Review
Scott J. Morris         Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy      Asst. General Counsel & Asst. Secretary
David K. Nelson         Asst. General Counsel & Asst. Secretary
Tim Nelson              Director Market Conduct
Mary S. Nelson          Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus         Director- Business Retirement Markets
Kathleen Oman           Director-IPS Systems
Timothy Otto            Asst. General Counsel & Asst. Secretary
Art Panighetti          Vice President Tax
Randy M. Pavlick        Asst. General Counsel & Asst. Secretary
David W. Perez          Asst. General Counsel & Asst. Secretary
Judith L. Perkins       Asst. General Counsel & Asst. Secretary
Pete Peterson           Director Long Term Care Administration
William C. Pickering    Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler     Asst. General Counsel & Asst. Secretary

Name                    Title
----                    -----

Randy Powell            Medical Director
Thomas Rabenn           Asst. General Counsel & Asst. Secretary
Dave Remstad            Vice President Life Product
Tom Richards            Vice President Agency Development
Dick Richter            Vice President System Administration
Dan Riedl               President & CEO, Northwestern Mutual Investment
                         Services, LLC
Kathleen M. Rivera      Vice President, Deputy General Counsel, Products &
                         Distribution
Beth Rodenhuis          Director of Planning and Projects
Tammy Roou              Asst. General Counsel & Asst. Secretary
Linda Schaefer          Director Policyowner Services
Cal Schattschneider     Director of Strategic Analysis
Thomas F. Scheer        Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz        Vice President Estate Market
Kathleen H. Schluter    Vice President & Tax Counsel
Sue Schmeidel           Director Field Development
Calvin Schmidt          Vice President Information Systems
Rodd Schneider          Asst. General Counsel & Asst. Secretary
Catherine L. Shaw       Asst. General Counsel & Asst. Secretary
David Silber            Asst. General Counsel & Asst. Secretary
Stephen M. Silverman    Asst. General Counsel & Asst. Secretary
Dave Simbro             Vice President Long Term Care
Warren Smith            Assistant Director-Architecture
Diane Smith             Assistant Director Policyowner Services
Mark W. Smith           Associate General Counsel & Asst. Secretary
Richard Snyder          Director-Mutual Fund Prod
Steve Sperka            Director DI Benefits
Karen Stevens           Asst. General Counsel & Asst. Secretary
Steve Stone             Director IS Finance
Cheryl Svehlek          Assistant Director DI Underwriting Large Case
Rachel Taknint          Vice President, Department Planning and Operations &
                         Associate General Counsel
Paul Tews               Director Investment Planning
Kellen Thiel            Director-Managed Products
Donald G. Tyler         Vice President-IPS Sales
Mary Beth Van Groll     Vice President Information Systems
Natalie Versnik         Assistant Director SIU
Andy Ware               Vice President Actuary
Joel Weiner             Medical Director
Rachel Weitzer          Asst Director-Products & Sales Service Support
Catherine A. Wilbert    Asst. General Counsel & Asst. Secretary
Don Wilkinson           Vice President Agency Administration
Jeff Williams           Director Corporate Risk Management
Anne Wills              Director-Separate Accounts Operation Compliance
John Wilson             Director Long Term Care Sales Support
Penny Woodcock          Assistant Director DI Quality Assurance
Robert Wright           Director-Russell Strategic Support
Catherine M. Young      Asst. General Counsel & Asst. Secretary
Rick Zehner             Vice President Life Product
Patti Zimmermann        Director Investment Technology & Development
Philip Zwieg            Vice President Information Systems
Bob Zysk                Director Tax Compliance

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

        The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of January 31, 2005 are set forth on pages C-11 through C-13. In addition to the subsidiaries set forth on pages C-11 through C-13, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

        1.      NML Variable Annuity Account A
        2.      NML Variable Annuity Account B
        3.      NML Variable Annuity Account C
        4.      Northwestern Mutual Variable Life Account

        Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown on page C-11 as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

                    NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                            (as of January 31, 2005)

                                                                 Jurisdiction of
The Northwestern Mutual Life Insurance Company                    Incorporation

Bradford, Inc. - 100%...................................................Delaware
Chateau, LLC - 100%.....................................................Delaware
Frank Russell Company - 85.48%........................................Washington
Frank Russell Investment Management Company - 85.48%..................Washington
Health Invest, LLC - 100%...............................................Delaware
JYD Assets, LLC - 100%..................................................Delaware
Jersey Par, LLC - 100%..................................................Delaware
Mason Street Advisors, LLC - 100%.......................................Delaware
Mason Street Funds, Inc. (and its 11 funds) - 70%/2/....................Maryland
Network Planning Advisors, L.L.C. - 100%...............................Wisconsin
NM-Exchange, LLC - 100%.................................................Delaware
NM Harrisburg, Inc. - 100%..........................................Pennsylvania
NMIS Alabama Agency, LLC - 100%..........................................Alabama
NMIS Georgia Agency, LLC - 100%..........................................Georgia
NMIS Massachusetts Insurance Agency, LLC - 100%....................Massachusetts
NML Buffalo Agency, Inc. - 100%.........................................New York
NML - CBO, LLC - 100%...................................................Delaware
NML/Mid Atlantic, Inc. - 100%.........................................New Jersey
NML/Tallahassee, Inc. - 100%.............................................Florida
Northwestern Foreign Holdings B.V. - 100%............................Netherlands
Northwestern International Holdings, Inc. - 100%........................Delaware
Northwestern Investment Management Company, LLC - 100%..................Delaware
Northwestern Long Term Care Insurance Company - 100%....................Illinois
Northwestern Mutual Investment Services, LLC - 100%....................Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100%................................Nevada
Northwestern Mutual Series Fund, Inc.
 (and its 18 portfolios) - 100%/3/......................................Maryland
Northwestern Mutual Trust Company - 100% ...................Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100%........................Netherlands
Northwestern Securities Holdings, LLC - 100%............................Delaware
NVOP, Inc. - 100%.......................................................Delaware
Russell Investment Funds (and its 5 funds) -  85.48%...............Massachusetts
Saskatoon Centre, Limited - 100% (inactive)......................Ontario, Canada

                                                                 Jurisdiction of
NML Securities Holdings, LLC  - 100%                              Incorporation

Alexandra International Sales, Inc. - 100% .......................Virgin Islands
Baraboo, Inc. - 100% ...................................................Delaware
Brendan International Sales, Inc. - 100%..........................Virgin Islands
Brian International Sales, Inc. - 100%............................Virgin Islands
Carlisle Ventures, Inc. - 100%..........................................Delaware
Chateau, Inc. - 100%....................................................Delaware
Chateau I, LP - 100%....................................................Delaware
Coral, Inc. - 100%......................................................Delaware
Elderwood International Sales, Inc. - 100%........................Virgin Islands
Elizabeth International Sales, Inc. - 100%........................Virgin Islands
Hazel, Inc. - 100%......................................................Delaware
Higgins, Inc. - 100%....................................................Delaware
Highbrook International Sales, Inc. - 100%........................Virgin Islands
Hobby, Inc. - 100%......................................................Delaware
Jack International Sales, Inc. - 100%.............................Virgin Islands
Justin International FSC, Inc. - 100%.............................Virgin Islands
KerryAnne International Sales, Inc. - 100%........................Virgin Islands
Klode, Inc. - 100%......................................................Delaware
Kristiana International Sales, Inc. - 100%........................Virgin Islands
Lake Bluff, Inc. - 100% (inactive)......................................Delaware
Lydell, Inc. - 100%.....................................................Delaware
Mallon International Sales, Inc. - 100%...........................Virgin Islands
Maroon, Inc. - 100%.....................................................Delaware
Mason & Marshall, Inc. - 100%...........................................Delaware
Nicolet, Inc. - 100%....................................................Delaware
NML Development Corporation - 100%......................................Delaware
North Van Buren, Inc. - 100%............................................Delaware
Northwestern Ellis Company - 100%...........................Novia Scotia, Canada
Northwestern Mutual Life
 International, Inc. - 100%.............................................Delaware
Northwestern  Securities Partnership Holdings, LLC - 100%...............Delaware
NR2004-1, LLC - 100%....................................................Delaware
NW Pipeline, Inc. - 100%...................................................Texas
Painted Rock Development Corporation - 100%..............................Arizona
Park Forest Northeast, Inc. - 100%......................................Delaware
Regina International Sales, Inc. - 100%...........................Virgin Islands
Sean International Sales, Inc. - 100%.............................Virgin Islands
Stadium and Arena Management, Inc. - 100%...............................Delaware
Travers International Sales, Inc. - 100%..........................Virgin Islands
Tupelo, Inc. - 100% ....................................................Delaware
White Oaks, Inc. - 100%.................................................Delaware

                                                                 Jurisdiction of
NML Real Estate Holdings, LLC  - 100%                             Incorporation

Amber, LLC - 100%.......................................................Delaware
Bayridge, LLC - 100%....................................................Delaware
Burgundy, LLC- 100%.....................................................Delaware
Cass Corporation - 100%.................................................Delaware
Diversey, Inc. - 100%...................................................Delaware
Elizabeth Lakes Associates - 100% (inactive)............................Michigan
Green Room Properties, LLC - 100%.......................................Delaware
INV Corp. - 100%........................................................Delaware
Larkin, Inc. - 100%.....................................................Delaware
Logan, Inc. - 100%......................................................Delaware
Mitchell, Inc. - 100%...................................................Delaware
New Arcade, LLC - 100%.................................................Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100%...............Delaware
Olive, Inc. - 100%......................................................Delaware
RE Corporation - 100%...................................................Delaware
Rocket Sports, Inc. - 100%.................................................Texas
Russet, Inc. - 100% ....................................................Delaware
St. James Apartments, LLC - 100% .......................................Delaware
Solar Resources, Inc. - 100%...........................................Wisconsin
Summerhill Management, LLC - 100%.......................................Delaware
Summerhill Property, LLC - 100%.........................................Delaware
Summit Mall, LLC - 100%.................................................Delaware

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2004, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.
(2) Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.
(3) Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29. Indemnification

        That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 30. Principal Underwriters

        (a) Northwestern Mutual Investment Services, LLC ("NMIS"), the co-depositor of the Registrant, may be considered the principal underwriter currently distributing securities of the Registrant. NMIS is also co-depositor, and may be considered the principal underwriter, for NML Variable Annuity Account B, a separate investment account of Northwestern Mutual registered under the Investment Company Act of 1940 as a unit investment trust. In addition, NMIS is the principal underwriter for Mason Street Funds, Inc., a management investment company registered as such under the Investment Company Act of 1940.

        (b)     The directors and officers of NMIS are as follows:

Name                      Position
----                      --------

Rebekah B. Barsch         Director, Annuities
William H. Beckley        Director
Mark S. Bishop            Director, Field Supervision
Robert A. Brooks          Sales Desk Manager
Steven T. Catlett         Vice President, Investment Products
Walter J. Chossek         Treasurer
Eric P. Christophersen    Vice President and Chief Compliance Officer
David J. Dorshorst        Director, Field Services and Support
Christina H. Fiasca       Director
Carol J. Flemma           Director, Business Development
John Ford                 Regional Vice President
Stephen J. Frankl         Director, Field Training and Development
Don P. Gehrke             Director, Retail Investment Operations
Mark J. Gmach             Regional Vice President, Field Supervision
John M. Grogan            Vice President, Field Services and Support
Richard L. Hall           Senior Vice President, Life Product
Diane B. Horn             Director, NMIS Compliance
Robert J. Johnson         Director, Field Compliance and Review
Mark A. Kaprelian         Secretary
John C. (Chris) Kelly     Assistant Treasurer
John L. Kordsmeier        Vice President, Variable Life Sales
Patricia A. Krueger       Director, Annuity Operations
Mac McAuliffe             Regional Vice President
Jean M. Maier             Senior Vice President, Compliance/Best Practices
Allan J. McDonell         Director, Retail Investment Services
Joanne M. Migliaccio      Director, Field Services and Support
Lynn A. Milewski          Director, Annuity Operations
Jennifer Murphy           Assistant Secretary
John E. Muth              Director, Marketing Materials Review
Jeffrey J. Niehaus        Director, Business Retirement Markets
Gregory C. Oberland       Senior Vice President, Insurance Operations
Jennifer O'Leary          Assistant Treasurer
Daniel J. O'Meara         Regional Vice President, Field Supervision

Chris E. Peterson         Regional Vice President
Richard R. Richter        Regional Vice President, Field Management
Daniel A. Riedl           Director; President and CEO
Charles D. Robinson       Director
Robin E. Rogers           Assistant Director, Field Services and Support
John E. Schlifske         Director
Richard P. Snyder         Director, Mutual Funds
Leonard F. Stecklein      Senior Vice President, Investment Product Operations
Kellen A. Thiel           Director, Managed Products
J. Edward Tippetts        Vice President, Field Development
Donald G. Tyler           Vice President, Investment Product Sales
Thomas A. Waisnor         Regional Vice President
Donald R. Wilkinson       Vice President, Field Management
Brian D. Wilson           Regional Vice President
Robert E. Zysk            Assistant Treasurer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

        (c) During 2004 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $84,959,069 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 31. Location of Accounts and Records

        All accounts, books or other documents required to be maintained in connection with the Registrant's operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

        There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

        The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 26th day of April, 2005.

                                              NORTHWESTERN MUTUAL VARIABLE LIFE
                                               ACCOUNT  (Registrant)

                                              By  THE NORTHWESTERN MUTUAL LIFE
                                                  INSURANCE COMPANY  (Depositor)

Attest: /s/ ROBERT J. BERDAN                  By: /s/ EDWARD J. ZORE
        ---------------------------------         ------------------------------
        Robert J. Berdan, Vice President,         Edward J. Zore, President
        General Counsel and Secretary             and Chief Executive Officer

                                              By  NORTHWESTERN MUTUAL
                                                  INVESTMENT SERVICES, LLC
                                                  (Depositor)

Attest: /s/ MARK A. KAPRELIAN                 By: /s/ DANIEL A. RIEDL
        ---------------------------------         ------------------------------
        Mark A. Kaprelian, Secretary              Daniel A. Riedl, President
                                                  and CEO

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositors on the 26th day of April 2005.

                                              THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY (Depositor)

Attest: /s/ ROBERT J. BERDAN                  By: /s/ EDWARD J. ZORE
        ---------------------------------         ------------------------------
        Robert J. Berdan, Vice President,         Edward J. Zore, President
        General Counsel and Secretary             and Chief Executive Officer

                                              NORTHWESTERN MUTUAL INVESTMENT
                                              SERVICES, LLC (Depositor)

Attest: /s/ MARK A. KAPRELIAN                 By: /s/ DANIEL A. RIEDL
        ---------------------------------         ------------------------------
        Mark A. Kaprelian, Secretary              Daniel A. Riedl, President
                                                  and CEO

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature                          Title
---------                          -----

/s/ EDWARD J. ZORE                 Trustee, President and
-------------------------------    Chief Executive Officer;
Edward J. Zore                     Principal Executive Officer

/s/ GARY A. POLINER                Senior Vice President and
-------------------------------    Chief Financial Officer;
Gary A. Poliner                    Principal Financial Officer

/s/ JOHN C. KELLY                  Vice President and Controller;
-------------------------------    Principal Accounting Officer
John C. Kelly

/s/ J. THOMAS LEWIS*               Trustee
-------------------------------
J. Thomas Lewis

/s/ PATRICIA ALBJERG GRAHAM*       Trustee
-------------------------------
Patricia Albjerg Graham

/s/ STEPHEN F. KELLER*             Trustee
-------------------------------
Stephen F. Keller

/s/ PIERRE S. du PONT*             Trustee
-------------------------------
Pierre S. du Pont

/s/ J. E. GALLEGOS*                Trustee
-------------------------------
J. E. Gallegos

/s/ KATHRYN D. WRISTON*            Trustee
-------------------------------
Kathryn D. Wriston

/s/ BARRY L. WILLIAMS*             Trustee
-------------------------------
Barry L. Williams

/s/ DANIEL F. MCKEITHAN, JR.*      Trustee
-------------------------------
Daniel F. McKeithan, Jr.

/s/ JAMES D. ERICSON*              Trustee
-------------------------------
James D. Ericson

/s/ EDWARD E. BARR*                Trustee
-------------------------------
Edward E. Barr

/s/ ROBERT C. BUCHANAN*            Trustee
-------------------------------
Robert C. Buchanan

/s/ SHERWOOD H. SMITH, JR.*        Trustee
-------------------------------
Sherwood H. Smith, Jr.

/s/ H. MASON SIZEMORE, JR.*        Trustee
-------------------------------
H. Mason Sizemore, Jr.

/s/ JOHN J. STOLLENWERK*           Trustee
-------------------------------
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*           Trustee
-------------------------------
George A. Dickerman

/s/ JOHN E. STEURI*                Trustee
-------------------------------
John E. Steuri

/s/ STEPHEN N. GRAFF*              Trustee
-------------------------------
Stephen N. Graff

/s/ BARBARA A. KING*               Trustee
-------------------------------
Barbara A. King

/s/ PETER M. SOMMERHAUSER*         Trustee
-------------------------------
Peter M. Sommerhauser

/s/ JAMES P. HACKETT*              Trustee
-------------------------------
James P. Hackett

/s/ JOHN M. BREMER*                Trustee
-------------------------------
John M. Bremer

/s/ PETER W. BRUCE*                Trustee
-------------------------------
Peter W. Bruce

/s/ DAVID A. ERNE*                 Trustee
-------------------------------
David A. Erne

/s/ MARGERY KRAUS*                 Trustee
-------------------------------
Margery Kraus


-------------------------------    Trustee
Connie K. Duckworth


-------------------------------    Trustee
Ulice Payne, Jr.

*By: /s/ EDWARD J. ZORE
     --------------------------
     Edward J. Zore, Attorney in fact,
     pursuant to the Power of Attorney filed with Post-Effective
     Amendment No. 28 on February 28, 2005

Each of the signatures is affixed as of April 26, 2005

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-6
                       POST-EFFECTIVE AMENDMENT NO. 29 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

--------------------------------------------------------------------------------
Exhibit           Description
--------------------------------------------------------------------------------
(n)               Consent of PricewaterhouseCoopers     Filed herewith
                  LLP dated April 26, 2005
--------------------------------------------------------------------------------

                                       C-1